      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 1996

                                                       REGISTRATION NO. 33-12791
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / /
                Pre-Effective Amendment No.                              / /
                Post-Effective Amendment No. 13                          /X/
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / /
                Amendment No. 14                                         /X/


                       FBL VARIABLE INSURANCE SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
              (Address of Principal Executive Offices) (Zip Code)

                                 (515) 225-5586
              (Registrant's Telephone Number, Including Area Code)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Name and Address of Agent for Service)

                            ------------------------

                                    COPY TO:
                                STEPHEN E. ROTH
                      Sutherland, Asbill & Brennan, L.L.P.
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2404

                            ------------------------

   It is proposed that this filing become effective (check appropriate box):


             / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on December 1, 1996 pursuant to paragraph (b) of Rule 485
             / /  60 days after filing pursuant to paragraph (a) of Rule 485
             / /  on December 1, 1996 pursuant to paragraph (a) of Rule 485
             / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485 / / on (date) pursuant to paragraph (a)(2) of Rule 485


                            ------------------------

    PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 THE REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933. THE REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 ON FEBRUARY 26, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       FBL VARIABLE INSURANCE SERIES FUND
                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(A)

N-1A ITEM NO.                                             CAPTION
------------------------------------------  -----------------------------------

PART A  INFORMATION REQUIRED IN A PROSPECTUS
   1.  Cover Page.........................  Cover Page
   2.  Synopsis...........................  Not Applicable
   3.  Condensed Financial Information....  Financial Highlights
   4.  General Description of
        Registrant........................  Investment Objectives and Policies
                                            of the Portfolios; Organization of
                                             the Fund
   5.  Management of the Fund.............  Management of Fund
   6.  Capital Stock and Other
        Securities........................  General Information; Organization
                                            of the Fund; Taxes and
                                             Distributions
   7.  Purchase of Securities Being
        Offered...........................  Purchase of Shares
   8.  Redemption or Repurchase...........  Redemption of Shares
   9.  Pending Legal Proceedings..........  General Information

PART B  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
  10.  Cover Page.........................  Cover Page
  11.  Table of Contents..................  Table of Contents
  12.  General Information and History....  Not Applicable
  13.  Investment Objectives and
        Policies..........................  Investment Objectives, Policies and
                                             Techniques
  14.  Management of the Registrant.......  Officers and Trustees
  15.  Control Persons and Principal
        Holders of Securities.............  Control Persons
  16.  Investment Advisory and Other
        Services..........................  Investment Adviser; Other
                                            Information
  17.  Brokerage Allocation and Other
        Practices.........................  Portfolio Transactions and
                                            Brokerage Commissions
  18.  Capital Stock and Other
        Securities........................  Shareholder Voting Rights
  19.  Purchase, Redemption and Pricing of
        Securities Being Offered..........  Purchases and Redemption; Net Asset
                                            Value
  20.  Tax Status.........................  Taxes
  21.  Underwriters.......................  Underwriting and Distribution
                                            Expenses
  22.  Calculation of Yield Quotations of
        Money Market Funds................  Performance Information
  23.  Financial Statements...............  Financial Statements

PART C  OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                       SUPPLEMENT DATED DECEMBER 1, 1996

                               TO PROSPECTUS
                            DATED MAY 1, 1996
                                   FOR
                      FBL VARIABLE INSURANCE SERIES FUND

     Throughout the prospectus, all references to the "Growth Common Stock Portfolio" are replaced with references to the "Value Growth Portfolio."

     At pages 3-4, under the caption "Investment Objectives" in the "Summary" section, the descriptions of the Growth Common Stock Portfolio, now the Value Growth Portfolio, and Managed Portfolio are replaced with the following:

          VALUE GROWTH PORTFOLIO. This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

          MANAGED PORTFOLIO. This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights; (ii) high quality debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

     At pages 11-12, in the section titled "Investment Objectives and Policies of the Portfolios," the section describing the Growth Common Stock Portfolio, now the Value Growth Portfolio, is replaced with the following:

          The Portfolio pursues its investment objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

          The Value Growth Portfolio may invest in securities of companies in cyclical industries during periods when such securities appear to the investment adviser to have strong potential for capital appreciation. The Portfolio may also invest in "special situation" companies. A "special situation" company is one that, in the opinion of the Fund's investment adviser, has potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies with management turnaround, corporate or asset restructuring or significantly undervalued assets.

         The investment adviser's strategy for the Value Growth Portfolio is based upon a value-oriented analysis of common stocks. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The investment adviser attempts to determine the fundamental value of an enterprise using the foregoing ratios and by evaluating an enterprise's balance sheet (e.g., comparing the enterprise's assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models.

         The investment adviser's emphasis on fundamental analysis of each company's prospects and the inherent value of its securities may result in a portion of the Portfolio being invested in medium-or smaller-sized companies that are less readily identifiable than larger, better-known companies or in companies that are not perceived as being popular investments at a given time. The Adviser believes that opportunities can be found at all size levels and, therefore, the Portfolio may invest in companies of all sizes.

          When warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio, for temporary defensive purposes, may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, corporate bonds, debentures, preferred stocks, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. "Investment-grade commercial paper" is commercial paper rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's.

          Through careful selection of individual securities, diversification of investments by type of industry and type of security and constant supervision of the investment portfolio, the investment adviser strives to reduce risk and thereby conserve principal.
     However, the Portfolio's investments are subject to market fluctuations and the risks inherent in all securities, and thus there can be no assurance that its investment objectives will be achieved.

          At page 14, in the section titled "Investment Objectives and Policies of the Portfolios," the first paragraph describing the Managed Portfolio is replaced with the following:

          MANAGED PORTFOLIO. This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights; (ii) high quality debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

     The first sentence of the second paragraph is amended to read as follows:

          The Portfolio's investment policy for the stock market sector is to invest in those securities that appear to the investment adviser to possess above average potential for appreciation in market value, usually as a result of the issuer's relatively favorable prospects for improvement in earnings, which generally include those of companies with established records of growth in sales or earnings, and companies with promising new products, services or processes. The Portfolio's investment policies for the debt and money market sectors are substantially identical to those of the High Grade Bond Portfolio and Money Market Portfolio, respectively.

     At page 18, in the section titled "Description of Certain
Investment Techniques," under the caption "Foreign Securities," the first paragraph is replaced with the following:

          The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of its assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and High Yield Bond Portfolio each may invest up to 25% of its assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments will be made only in foreign securities which are publicly traded on U.S. exchanges and payable in U.S. dollars. The investment adviser will apply standards for evaluating quality and risk of investments in foreign securities comparable to those it applies to investments in domestic securities while also taking into consideration the opportunities and special risks in connection with foreign securities.

          Investments in foreign securities can provide a Portfolio with more opportunities for attractive returns, but they may also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and high volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Fluctuations in exchange rates may affect the earning power and asset value of the foreign entity issuing the security and can either increase or decrease the investment's value. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and such restrictions on capital flows may be imposed. The characteristics of the securities in the Portfolios, such as the maturity and the type of issuer, will affect yields and yield differentials, which may vary over time.

Financial Highlights

Below is unaudited condensed financial information for the Value Growth (formerly named Growth Common Stock), High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios of FBL Variable Insurance Series Fund. This financial information is for the six-month period ended June 30, 1996 and supplements the financial data for the above Portfolios found on pages 5-10 of the prospectus.



                                                            High           High
                                             Value          Grade          Yield                        Money           Blue
                                            Growth          Bond           Bond         Managed         Market          Chip

Net asset value,
 beginning of period . . . . . . .         $ 12.31        $  9.98        $  9.69        $ 11.71        $  1.00        $ 20.70
  Income from Investment
   Operations
    Net investment income. . . . .            0.15           0.36           0.42           0.28           0.02           0.21
    Net gains or losses on
     securities (both realized
     and unrealized) . . . . . . .            0.64          (0.19)          0.04           0.66                          2.03
                                           -------        -------        -------        -------        -------        -------
  Total from investment
   operations. . . . . . . . . . .            0.79           0.17           0.46           0.94           0.02           2.24
  Less Distributions
    Dividends (from net
     investment income). . . . . .                          (0.36)         (0.42)                        (0.02)
    Distributions (from capital
     gains). . . . . . . . . . . .
    Distributions in excess of
     net realized gains. . . . . .
                                           -------        -------        -------        -------        -------        -------
  Total distributions. . . . . . .            0.00          (0.36)         (0.42)          0.00          (0.02)          0.00
                                           -------        -------        -------        -------        -------        -------
Net asset value, end of period . .         $ 13.10        $  9.79        $  9.73        $ 12.65        $  1.00        $ 22.94
                                           -------        -------        -------        -------        -------        -------
                                           -------        -------        -------        -------        -------        -------

Total Return:
  Total investment return based
   on net asset value(1) . . . . .           13.25%(2)       3.59%(2)       9.84%(2)      16.70%(2)       4.81%(2)      22.81%(2)
Ratios/Supplement Data:
  Net assets, end of period
   ($000s omitted) . . . . . . . .          20,485          3,287          5,118         19,554          3,366         10,099
  Ratio of net expenses to
   average net assets. . . . . . .            0.55%(2)       0.55%(2)       0.55%(2)       0.55%(2)       0.55%(2)       0.46%(2)
  Ratio of net income to
   average net assets. . . . . . .            2.45%(2)       7.39%(2)       8.55%(2)       4.65%(2)       4.64%(2)       1.90%(2)
  Portfolio turnover rate. . . . .              37%(2)         15%(2)         12%(2)         43%(2)          0%(2)          2%(2)
Information assuming no voluntary
 reimbursement or waiver by FBL
 Investment Advisory Services,
 Inc. of excess operating
 expenses:
  Per share net investment
   income. . . . . . . . . . . . .         $  0.15        $  0.35        $  0.41        $  0.27        $  0.02
  Ratio of expenses to
   average net assets. . . . . . .            0.66%          0.74%          0.82%          0.72%          0.77%
Amount reimbursed. . . . . . . . .         $10,209        $ 3,170        $ 6,778        $14,299        $ 3,695



Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2)    Computed on an annualized basis.

                            FARM BUREAU MUTUAL FUNDS
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 (515) 225-5586
--------------------------------------------------------------------------------
FBL VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

FBL Variable Insurance Series Fund (the "Fund") is an open-end, diversified management investment company consisting of six Portfolios, each with its own investment objectives and policies. For most purposes, each Portfolio operates like a separate mutual fund issuing its own shares.

                         Growth Common Stock Portfolio
                           High Grade Bond Portfolio
                           High Yield Bond Portfolio
                               Managed Portfolio
                             Money Market Portfolio
                              Blue Chip Portfolio

Shares of the Fund are sold only to certain life insurance companies' separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies.

THE HIGH YIELD BOND PORTFOLIO INVESTS PRIMARILY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS," WHICH ENTAIL DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER-RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO. SEE "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS--HIGH YIELD BOND PORTFOLIO," P. 13 AND "PRINCIPAL RISK FACTORS--SPECIAL CONSIDERATIONS--HIGH YIELD BONDS," P. 16.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus contains information about the Fund that a prospective applicant should know before purchasing certain variable life insurance policies and variable annuity contracts offered by Participating Insurance Companies. Please read it carefully and retain it for future reference. A Statement of Additional Information for the Fund, dated May 1, 1996, has been filed with Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from the Fund by writing or calling the Fund at the address or telephone number set forth above.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT ISSUED BY A PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser or the Distributor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                         PROSPECTUS DATED MAY 1, 1996.

--------------------------------------------------------------------------------
                   TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

SUMMARY...........................................................................................          3

                             The Fund.............................................................          3

                             Investment Objectives................................................          3

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS..............................................................................          5

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..............................................         11

                             Growth Common Stock Portfolio........................................         11

                             High Grade Bond Portfolio............................................         12

                             High Yield Bond Portfolio............................................         13

                             Managed Portfolio....................................................         14

                             Money Market Portfolio...............................................         14

                             Blue Chip Portfolio..................................................         15

--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS............................................................................         15

                             Special Considerations--High Yield Bonds.............................         16

--------------------------------------------------------------------------------

DESCRIPTION OF CERTAIN INVESTMENT TECHNIQUES......................................................         18

                             Foreign Securities...................................................         18

                             When-Issued and Delayed Delivery Transactions........................         19

                             Loans of Portfolio Securities........................................         19

                             Covered Call Options.................................................         20

                             Repurchase Agreements................................................         20

--------------------------------------------------------------------------------

PURCHASE OF SHARES................................................................................         21

--------------------------------------------------------------------------------

REDEMPTION OF SHARES..............................................................................         21

--------------------------------------------------------------------------------

NET ASSET VALUE INFORMATION.......................................................................         21

                             Money Market Portfolio...............................................         21

                             Other Portfolios.....................................................         21

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION...........................................................................         22

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND............................................................................         23

                             Board of Trustees....................................................         23

                             Investment Adviser...................................................         23

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS............................................................................         24

--------------------------------------------------------------------------------

TAXES AND DISTRIBUTIONS...........................................................................         25

--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND..........................................................................         25

--------------------------------------------------------------------------------

GENERAL INFORMATION...............................................................................         26

                             Reports to Policyowners and Contract Holders.........................         26

                             Shareholder Inquiries................................................         26

                             Shareholder Voting Rights............................................         26

                             Distributor and Dividend Disbursing and Transfer Agent...............         27

                             Accounting Services..................................................         27

                             Registration Statement...............................................         27

                             Legal Matters........................................................         27

--------------------------------------------------------------------------------

APPENDIX A........................................................................................        A-1

--------------------------------------------------------------------------------

APPENDIX B........................................................................................        B-1

--------------------------------------------------------------------------------

APPENDIX C........................................................................................        C-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY
--------------------------------------------------------------------------------
THE FUND
                       FBL Variable Insurance Series Fund (the "Fund") was established as a Massachusetts Business Trust under a Declaration of Trust dated November 3, 1986. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). It is a series-type investment company consisting of the Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio (individually, a "Portfolio"; collectively, the "Portfolios"). The Board of Trustees of the Fund (the "Board of Trustees") may provide for additional Portfolios at any time.
                       Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by such life insurance companies. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. Farm Bureau Life Insurance Company will purchase shares of the Fund to serve as the underlying investment for VLI policies and VA contracts. The VA contracts and VLI policies are described in the separate prospectuses for the contracts and policies issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                       Individual VA contract holders and VLI policyowners are not "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "Shareholders"), although such companies pass through voting rights to their VA contract holders and VLI policyowners. The interest of a contract holder or policyowner in the Fund is described in his or her VA contract or VLI policy and in the current prospectus for such contract or policy.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
                       The Fund currently offers a choice of six investment Portfolios, having the following investment objectives:
                        GROWTH COMMON STOCK PORTFOLIO. This Portfolio seeks long-term capital appreciation with current income as a secondary objective. The Portfolio pursues these objectives by investing in common stocks which appear to the Fund's investment adviser to possess above-average potential for appreciation in market value.

                        HIGH GRADE BOND PORTFOLIO. This Portfolio seeks as high a level of current income as is consistent with
                       investment   in   a  high   quality  portfolio   of  debt
                       securities. The Portfolio pursues this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's Corporation or Aaa, Aa or A by Moody's Investors Service, Inc. and in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                        HIGH YIELD BOND PORTFOLIO. This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standard & Poor's Corporation, or unrated securities of comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK.

                        MANAGED PORTFOLIO. This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio will pursue this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities of the type in which the Growth Common Stock Portfolio may invest; (ii) high quality debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

                        MONEY MARKET PORTFOLIO. This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        BLUE CHIP PORTFOLIO. This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail relatively greater risk of loss.

                       There can be no assurance that the objectives of any Portfolio will be realized. During periods when the Adviser believes that the equity market is overvalued, or when warranted by other prevailing market or economic conditions, the Growth Common Stock Portfolio may hold substantial amounts of non-equity investments. For further information regarding the investment practices of the Portfolios, see "Investment Objectives and Policies of the Portfolios." For further information regarding the principal risk factors associated with investment in any of the Fund's Portfolios, see "Principal Risk Factors."

--------------------------------------------------------------------------------
                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                       The condensed financial information set forth below and on the following pages has been derived from the financial statements and financial highlights of the Fund, which have been audited by independent auditors. These tables should be read in conjunction with the financial statements and notes thereto included in the Annual Report of Shareholders, which financial statements and notes are incorporated herein by reference.

                       Selected   data  for  a   share  of  beneficial  interest
                       outstanding throughout each year:

GROWTH COMMON STOCK PORTFOLIO
                                                               YEAR ENDED DECEMBER 31 (EXCEPT AS INDICATED),
                                             ----------------------------------------------------------------------------------
                                                1995        1994        1993        1992        1991        1990        1989
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year.........  $   10.39   $   11.52   $   10.05   $    9.55   $    8.65   $    8.76   $    8.34
  Income from Investment Operations
    Net investment income..................       0.55        0.48        0.63        0.46        0.51        0.52        0.50
    Net gains or losses on securities (both
     realized and unrealized)..............       2.13       (0.99)       2.10        0.54        0.75       (0.11)       0.42
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total from investment operations.........       2.68       (0.51)       2.73        1.00        1.26        0.41        0.92
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Less Distributions
    Dividends (from net investment
     income)...............................      (0.50)      (0.36)      (0.57)      (0.50)      (0.36)      (0.52)      (0.50)
    Distributions (from capital gains).....      (0.26)      (0.11)      (0.69)
    Distributions in excess of net realized
     gains.................................                  (0.15)
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total distributions......................      (0.76)      (0.62)      (1.26)      (0.50)      (0.36)      (0.52)      (0.50)
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of year...............  $   12.31   $   10.39   $   11.52   $   10.05   $    9.55   $    8.65   $    8.76
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Return:
  Total investment return based on net
   asset value (2).........................      25.87%      -4.43%      27.20%      10.46%      14.53%       4.65%      11.13%
Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted)................................  $  16,295   $  10,603   $   4,730   $   3,017   $   3,663   $   2,166   $   2,007
  Ratio of net expenses to average net
   assets..................................       0.55 %      0.55 %      0.55 %      0.55 %      0.58 %      0.96 %      1.09%
  Ratio of net income to average net
   assets..................................       4.78 %      4.35 %      5.41 %      4.54 %      5.23 %      5.91 %      5.69%
  Portfolio turnover rate..................         98 %        78 %        81 %        88 %       117 %       115 %        89%
Information assuming no voluntary
reimbursement or waiver by
  FBL Investment Advisory Services, Inc. of
excess operating
  expenses:
  Per share net investment income..........  $    0.53   $    0.46   $    0.59   $    0.41   $    0.46
  Ratio of expenses to average net
   assets..................................       0.72 %      0.77 %      0.89 %      1.09 %      1.07 %
  Amount reimbursed........................  $  22,306   $  16,706   $  13,353   $  17,373   $  12,733

GROWTH COMMON STOCK PORTFOLIO
                                                1988      1987(1)
                                             ----------  ----------
Net asset value, beginning of year.........  $    7.66   $   10.34
  Income from Investment Operations
    Net investment income..................       0.37        0.04
    Net gains or losses on securities (both
     realized and unrealized)..............       0.68       (2.45)
                                             ----------  ----------
  Total from investment operations.........       1.05       (2.41)
                                             ----------  ----------
  Less Distributions
    Dividends (from net investment
     income)...............................      (0.37)      (0.13)
    Distributions (from capital gains).....
    Distributions in excess of net realized
     gains.................................                  (0.14)
                                             ----------  ----------
  Total distributions......................      (0.37)      (0.27)
                                             ----------  ----------
Net asset value, end of year...............  $    8.34   $    7.66
                                             ----------  ----------
                                             ----------  ----------
Total Return:
  Total investment return based on net
   asset value (2).........................      13.65%     -71.60%(3)
Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted)................................  $   1,805   $   1,589
  Ratio of net expenses to average net
   assets..................................       1.22 %      1.08 %(3)
  Ratio of net income to average net
   assets..................................       4.36 %      2.00 %(3)
  Portfolio turnover rate..................        109 %       215 %(3)
Information assuming no voluntary
reimbursement or waiver by
  FBL Investment Advisory Services, Inc. of
excess operating
  expenses:
  Per share net investment income..........
  Ratio of expenses to average net
   assets..................................
  Amount reimbursed........................

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from October 17, 1987, date shares first registered and operations commenced, through December 31, 1987. Net investment income aggregating $0.10 per share, for the period from the initial purchase of shares on April 9, 1987 through October 14, 1987, was recognized, none of which was distributed during the period. Additionally, the Portfolio incurred net unrealized gains of $0.24 per share during this interim period. This represented activities of the Portfolio prior to the initial registration of the portfolio shares.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(3) Computed on an annualized basis.

HIGH GRADE BOND PORTFOLIO
                                                                    YEAR ENDED DECEMBER 31 (EXCEPT AS INDICATED),
                                                  ----------------------------------------------------------------------------------
                                                     1995        1994        1993        1992        1991        1990        1989
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year..............  $    9.44   $   10.23   $   10.14   $   10.15   $    9.52   $    9.56   $    9.23
  Income from Investment Operations
    Net investment income.......................       0.77        0.76        0.77        0.83        0.86        0.84        0.84
    Net gains or losses on securities (both
     realized and
     unrealized)................................       0.54       (0.79)       0.09       (0.01)       0.63       (0.04)       0.33
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total from investment operations..............       1.31       (0.03)       0.86        0.82        1.49        0.80        1.17
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Less Distributions
    Dividends (from net investment income)......      (0.77)      (0.76)      (0.77)      (0.83)      (0.86)      (0.84)      (0.84)
    Distributions (from capital gains)..........
    Distributions in excess of net realized
     gains......................................
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total distributions...........................      (0.77)      (0.76)      (0.77)      (0.83)      (0.86)      (0.84)      (0.84)
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of year....................  $    9.98   $    9.44   $   10.23   $   10.14   $   10.15   $    9.52   $    9.56
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Return:
  Total investment return based on net asset
   value (2)....................................      14.26%      -0.26%       8.74%       8.40%      16.42%       8.85%      12.74%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).......  $   3,208   $   2,452   $   2,349   $   3,704   $   3,659   $   3,287   $   3,014
  Ratio of net expenses to average net assets...       0.55 %      0.55 %      0.55 %      0.55 %      0.43 %      0.71 %      0.71%
  Ratio of net income to average net assets.....       7.81 %      7.76 %      7.58 %      8.19 %      8.82 %      8.88 %      8.56%
  Portfolio turnover rate.......................         14 %        15 %        38 %        16 %        38 %        69 %        70%
Information assuming no voluntary reimbursement
or waiver by
  FBL Investment Advisory Services, Inc. of
excess operating
  expenses:
  Per share net investment income...............  $    0.74   $    0.73   $    0.76   $    0.80   $    0.83
  Ratio of expenses to average net assets.......       0.84 %      0.80 %      0.72 %      0.79 %      0.73 %
  Amount reimbursed.............................  $   8,255   $   6,207   $   5,343   $   9,004   $  10,458

HIGH GRADE BOND PORTFOLIO
                                                     1988      1987(1)
                                                  ----------  ----------
Net asset value, beginning of year..............  $    9.41   $    9.35
  Income from Investment Operations
    Net investment income.......................       0.84        0.18
    Net gains or losses on securities (both
     realized and
     unrealized)................................      (0.18)       0.41
                                                  ----------  ----------
  Total from investment operations..............       0.66        0.59
                                                  ----------  ----------
  Less Distributions
    Dividends (from net investment income)......      (0.84)      (0.53)
    Distributions (from capital gains)..........
    Distributions in excess of net realized
     gains......................................
                                                  ----------  ----------
  Total distributions...........................      (0.84)      (0.53)
                                                  ----------  ----------
Net asset value, end of year....................  $    9.23   $    9.41
                                                  ----------  ----------
                                                  ----------  ----------
Total Return:
  Total investment return based on net asset
   value (2)....................................      13.87%      38.56%(3)
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).......  $   2,672   $   2,497
  Ratio of net expenses to average net assets...       0.71 %      0.75 %(3)
  Ratio of net income to average net assets.....       8.62 %      7.26 %(3)
  Portfolio turnover rate.......................         12 %        77 %(3)
Information assuming no voluntary reimbursement
or waiver by
  FBL Investment Advisory Services, Inc. of
excess operating
  expenses:
  Per share net investment income...............
  Ratio of expenses to average net assets.......
  Amount reimbursed.............................

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from October 17, 1987, date shares first registered and operations commenced, through December 31, 1987. Net investment income aggregating $0.35 per share, for the period from the initial purchase of shares on April 6, 1987 through October 14, 1987, was recognized, none of which was distributed during the period. Additionally, the Portfolio incurred net unrealized losses of ($1.00) per share during this interim period. This represented activities of the Portfolio prior to the initial registration of the portfolio shares.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(3) Computed on an annualized basis.

HIGH YIELD BOND PORTFOLIO
                                                                 YEAR ENDED DECEMBER 31 (EXCEPT AS INDICATED),
                                               ----------------------------------------------------------------------------------
                                                  1995        1994        1993        1992        1991        1990        1989
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year...........  $    9.32   $   10.44   $    9.92   $    9.65   $    8.47   $    9.44   $    9.81
  Income from Investment Operations
    Net investment income....................       0.87        0.91        0.95        0.98        1.04        1.03        1.14
    Net gains or losses on securities (both
     realized and
     unrealized).............................       0.49       (1.01)       0.58        0.27        1.18       (0.97)      (0.35)
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total from investment operations...........       1.36       (0.10)       1.53        1.25        2.22        0.06        0.79
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Less Distributions
    Dividends (from net investment income)...      (0.87)      (0.91)      (0.95)      (0.98)      (1.04)      (1.03)      (1.16)
    Distributions (from capital gains).......      (0.12)      (0.11)      (0.06)
    Distributions in excess of net realized
     gains...................................
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total distributions........................      (0.99)      (1.02)      (1.01)      (0.98)      (1.04)      (1.03)      (1.16)
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of year.................  $    9.69   $    9.32   $   10.44   $    9.92   $    9.65   $    8.47   $    9.44
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Return:
  Total investment return based on net asset
   value (2).................................      15.15%      -1.01%      15.05%      13.39%      27.49%       0.67%       8.08%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)....  $   4,810   $   4,172   $   4,536   $   4,015   $   3,965   $   3,165   $   3,134
  Ratio of net expenses to average net
   assets....................................       0.55 %      0.55 %      0.55 %      0.55 %      0.43 %      0.91 %      0.94%
  Ratio of net income to average net
   assets....................................       8.96 %      9.17 %      9.25 %      9.88 %     11.32 %     11.40 %     11.18%
  Portfolio turnover rate....................         32 %        10 %        58 %        35 %        76 %        49 %        98%
Information assuming no voluntary
reimbursement or waiver by
  FBL Investment Advisory Services, Inc. of
excess operating
  expenses:
  Per share net investment income............  $    0.84   $    0.88   $    0.92   $    0.88   $    0.99
  Ratio of expenses to average net assets....       0.88 %      0.84 %      0.85 %      0.99 %      0.93 %
  Amount reimbursed..........................  $  15,105   $  12,667   $  12,872   $  17,310   $  18,111

HIGH YIELD BOND PORTFOLIO
                                                  1988      1987(1)
                                               ----------  ----------
Net asset value, beginning of year...........  $    9.76   $    9.95
  Income from Investment Operations
    Net investment income....................       1.13        0.21
    Net gains or losses on securities (both
     realized and
     unrealized).............................       0.03        0.20
                                               ----------  ----------
  Total from investment operations...........       1.16        0.41
                                               ----------  ----------
  Less Distributions
    Dividends (from net investment income)...      (1.11)      (0.59)
    Distributions (from capital gains).......
    Distributions in excess of net realized
     gains...................................                  (0.01)
                                               ----------  ----------
  Total distributions........................      (1.11)      (0.60)
                                               ----------  ----------
Net asset value, end of year.................  $    9.81   $    9.76
                                               ----------  ----------
                                               ----------  ----------
Total Return:
  Total investment return based on net asset
   value (2).................................      11.93%      21.55%(3)
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)....  $   2,900   $   2,591
  Ratio of net expenses to average net
   assets....................................       0.96 %      0.88 %(3)
  Ratio of net income to average net
   assets....................................      10.89 %      8.45 %(3)
  Portfolio turnover rate....................         50 %        20 %(3)
Information assuming no voluntary
reimbursement or waiver by
  FBL Investment Advisory Services, Inc. of
excess operating
  expenses:
  Per share net investment income............
  Ratio of expenses to average net assets....
  Amount reimbursed..........................

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from October 17, 1987, date shares first registered and operations commenced, through December 31, 1987. Net investment income aggregating $0.38 per share, for the period from the initial purchase of shares on April 6, 1987 through October 14, 1987, was recognized, none of which was distributed during the period. Additionally, the Portfolio incurred net unrealized losses of ($0.43) per share during this interim period. This represented activities of the Portfolio prior to the initial registration of the portfolio shares.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(3) Computed on an annualized basis.

MANAGED PORTFOLIO
                                                               YEAR ENDED DECEMBER 31 (EXCEPT AS INDICATED),
                                             ----------------------------------------------------------------------------------
                                                1995        1994        1993        1992        1991        1990        1989
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year.........  $    9.93   $   11.33   $   10.06   $    9.27   $    8.99   $    8.97   $    8.87
  Income from Investment Operations
    Net investment income..................       0.65        0.66        0.72        0.69        0.75        0.71        0.68
    Net gains or losses on securities (both
     realized and unrealized)..............       1.90       (1.22)       1.57        0.77        0.39        0.02        0.10
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total from investment operations.........       2.55       (0.56)       2.29        1.46        1.14        0.73        0.78
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Less Distributions
    Dividends (from net investment
     income)...............................      (0.59)      (0.54)      (0.63)      (0.67)      (0.86)      (0.71)      (0.68)
    Distributions (from capital gains).....      (0.18)      (0.23)      (0.39)
    Distributions in excess of net realized
     gains.................................                  (0.07)
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total distributions......................      (0.77)      (0.84)      (1.02)      (0.67)      (0.86)      (0.71)      (0.68)
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of year...............  $   11.71   $    9.93   $   11.33   $   10.06   $    9.27   $    8.99   $    8.97
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Return:
  Total investment return based on net
   asset value (2).........................      25.69%      -4.96%      22.71%      15.72%      12.69%       8.15%       8.86%
Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted)................................  $  14,487   $   9,758   $   4,951   $   3,019   $   2,633   $   2,964   $   2,728
  Ratio of net expenses to average net
   assets..................................       0.55 %      0.55 %      0.55 %      0.55 %      0.47 %      0.97 %      0.96%
  Ratio of net income to average net
   assets..................................       5.80 %      6.23 %      6.23 %      7.00 %      7.97 %      7.68 %      7.36%
  Portfolio turnover rate..................         48 %        59 %        59 %        60 %        40 %        83 %        44%
Information assuming no voluntary
reimbursement or waiver by FBL Investment
Advisory Services, Inc. of excess operating
expenses:
  Per share net investment income..........  $    0.62   $    0.63   $    0.67   $    0.64   $    0.69
  Ratio of expenses to average net
   assets..................................       0.77 %      0.80 %      0.91 %      1.13 %     1.03%
  Amount reimbursed........................  $  26,008   $  19,147   $  15,076   $  16,480   $  17,024

MANAGED PORTFOLIO
                                                1988      1987(1)
                                             ----------  ----------
Net asset value, beginning of year.........  $    8.83   $    9.50
  Income from Investment Operations
    Net investment income..................       0.65        0.13
    Net gains or losses on securities (both
     realized and unrealized)..............       0.05       (0.41)
                                             ----------  ----------
  Total from investment operations.........       0.70       (0.28)
                                             ----------  ----------
  Less Distributions
    Dividends (from net investment
     income)...............................      (0.66)      (0.39)
    Distributions (from capital gains).....
    Distributions in excess of net realized
     gains.................................
                                             ----------  ----------
  Total distributions......................      (0.66)      (0.39)
                                             ----------  ----------
Net asset value, end of year...............  $    8.87   $    8.83
                                             ----------  ----------
                                             ----------  ----------
Total Return:
  Total investment return based on net
   asset value (2).........................       7.94%     -13.20%(3)
Ratios/Supplemental Data:
  Net assets, end of year (000's
   omitted)................................  $   2,506   $   2,322
  Ratio of net expenses to average net
   assets..................................       1.03 %      1.05 %(3)
  Ratio of net income to average net
   assets..................................       7.02 %      5.55 %(3)
  Portfolio turnover rate..................        101 %        95 %(3)
Information assuming no voluntary
reimbursement or waiver by FBL Investment
Advisory Services, Inc. of excess operating
expenses:
  Per share net investment income..........
  Ratio of expenses to average net
   assets..................................
  Amount reimbursed........................

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from October 17, 1987, date shares first registered and operations commenced, through December 31, 1987. Net investment income aggregating $0.27 per share, for the period from the initial purchase of shares on April 6, 1987 through October 14, 1987, was recognized, none of which was distributed during the period. Additionally, the Portfolio incurred net unrealized losses of ($0.77) per share during this interim period. This represented activities of the Portfolio prior to the initial registration of the portfolio shares.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(3) Computed on an annualized basis.

MONEY MARKET PORTFOLIO
                                                                  YEAR ENDED DECEMBER 31 (EXCEPT AS INDICATED),
                                                            ----------------------------------------------------------
                                                               1995        1994        1993        1992        1991
                                                            ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year........................  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
  Income from Investment Operations
    Net investment income.................................       0.05        0.04        0.03        0.03        0.05
    Net gains or losses on securities (both realized and
     unrealized)..........................................
                                                            ----------  ----------  ----------  ----------  ----------
  Total from investment operations........................       0.05        0.04        0.03        0.03        0.05
                                                            ----------  ----------  ----------  ----------  ----------
  Less Distributions
    Dividends (from net investment income)................      (0.05)      (0.04)      (0.03)      (0.03)      (0.05)
    Distributions (from capital gains)....................
    Distributions in excess of net realized gains.........
                                                            ----------  ----------  ----------  ----------  ----------
  Total distributions.....................................      (0.05)      (0.04)      (0.03)      (0.03)      (0.05)
                                                            ----------  ----------  ----------  ----------  ----------
Net asset value, end of year..............................  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                            ----------  ----------  ----------  ----------  ----------
                                                            ----------  ----------  ----------  ----------  ----------
Total Return:
  Total investment return based on net asset value (2)....       5.47%       3.68%       2.68%       3.28%       5.77%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).................  $   3,159   $   2,658   $   2,300   $   2,530   $   2,798
  Ratio of net expenses to average net assets.............       0.55 %      0.55 %      0.55 %      0.55 %      0.48%
  Ratio of net income to average net assets...............       5.27 %      3.63 %      2.65 %      3.30 %      5.60%
  Portfolio turnover rate.................................          0 %         0 %         0 %         0 %         0%
Information assuming no voluntary reimbursement or waiver
by FBL
  Investment Advisory Services, Inc. of excess operating
expenses:
  Per share net investment income.........................  $    0.05   $    0.04   $    0.02   $    0.03   $    0.05
  Ratio of expenses to average net assets.................       0.90 %      0.82 %      0.79 %      0.93 %      0.78%
  Amount reimbursed.......................................  $   9,816   $   7,157   $   5,838   $  10,168   $   8,232

MONEY MARKET PORTFOLIO
                                                               1990 (1)
                                                            --------------
Net asset value, beginning of year........................    $    1.00
  Income from Investment Operations
    Net investment income.................................         0.06
    Net gains or losses on securities (both realized and
     unrealized)..........................................
                                                                -------
  Total from investment operations........................         0.06
                                                                -------
  Less Distributions
    Dividends (from net investment income)................        (0.06)
    Distributions (from capital gains)....................
    Distributions in excess of net realized gains.........
                                                                -------
  Total distributions.....................................        (0.06)
                                                                -------
Net asset value, end of year..............................    $    1.00
                                                                -------
                                                                -------
Total Return:
  Total investment return based on net asset value (2)....         7.50%(3)
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).................  $    2,665
  Ratio of net expenses to average net assets.............        0.75    %(3)
  Ratio of net income to average net assets...............        7.22    %(3)
  Portfolio turnover rate.................................           0    %(3)
Information assuming no voluntary reimbursement or waiver
by FBL
  Investment Advisory Services, Inc. of excess operating
expenses:
  Per share net investment income.........................
  Ratio of expenses to average net assets.................
  Amount reimbursed.......................................

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from February 20, 1990, date shares first registered and operations commenced, through December 31, 1990.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(3) Computed on an annualized basis.

BLUE CHIP PORTFOLIO
                                                                  YEAR ENDED DECEMBER 31 (EXCEPT AS INDICATED),
                                                            ----------------------------------------------------------
                                                               1995        1994        1993        1992        1991
                                                            ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year........................  $   15.82   $   15.67   $   13.96   $   12.91   $   10.51
  Income from Investment Operations
    Net investment income.................................       0.39        0.34        0.29        0.29        0.31
    Net gains or losses on securities (both realized and
     unrealized)..........................................       4.80        0.07        1.72        1.05        2.65
                                                            ----------  ----------  ----------  ----------  ----------
  Total from investment operations........................       5.19        0.41        2.01        1.34        2.96
                                                            ----------  ----------  ----------  ----------  ----------
  Less Distributions
    Dividends (from net investment income)................      (0.31)      (0.26)      (0.30)      (0.29)      (0.31)
    Distributions (from capital gains)....................                                                      (0.25)
    Distributions in excess of net realized gains.........
                                                            ----------  ----------  ----------  ----------  ----------
  Total distributions.....................................      (0.31)      (0.26)      (0.30)      (0.29)      (0.56)
                                                            ----------  ----------  ----------  ----------  ----------
Net asset value, end of year..............................  $   20.70   $   15.82   $   15.67   $   13.96   $   12.91
                                                            ----------  ----------  ----------  ----------  ----------
                                                            ----------  ----------  ----------  ----------  ----------
Total Return:
  Total investment return based on net asset value (2)....      32.81%       2.65%      14.36%      10.38%      28.20%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).................  $   6,665   $   3,262   $   1,654   $   1,502   $   1,352
  Ratio of net expenses to average net assets.............       0.55 %      0.55 %      0.55 %      0.55 %      0.71%
  Ratio of net income to average net assets...............       2.07 %      2.19 %      1.92 %      2.13 %      2.57%
  Portfolio turnover rate.................................          1 %         0 %         0 %         0 %         7%
Information assuming no voluntary reimbursement or waiver
by FBL
  Investment Advisory Services, Inc. of excess operating
expenses:
  Per share net investment income.........................  $    0.38   $    0.30   $    0.24   $    0.22   $    0.29
  Ratio of expenses to average net assets.................       0.59 %      0.81 %      0.89 %      1.06 %      0.91%
  Amount reimbursed.......................................  $   1,952   $   6,360   $   5,495   $   7,320   $   2,556

BLUE CHIP PORTFOLIO
                                                               1990 (1)
                                                            --------------
Net asset value, beginning of year........................    $    9.64
  Income from Investment Operations
    Net investment income.................................         0.09
    Net gains or losses on securities (both realized and
     unrealized)..........................................         0.88
                                                                -------
  Total from investment operations........................         0.97
                                                                -------
  Less Distributions
    Dividends (from net investment income)................        (0.10)
    Distributions (from capital gains)....................
    Distributions in excess of net realized gains.........
                                                                -------
  Total distributions.....................................        (0.10)
                                                                -------
Net asset value, end of year..............................    $   10.51
                                                                -------
                                                                -------
Total Return:
  Total investment return based on net asset value (2)....        56.93%(3)
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).................  $    1,061
  Ratio of net expenses to average net assets.............        0.54    %(3)
  Ratio of net income to average net assets...............        4.22    %(3)
  Portfolio turnover rate.................................           0    %(3)
Information assuming no voluntary reimbursement or waiver
by FBL
  Investment Advisory Services, Inc. of excess operating
expenses:
  Per share net investment income.........................
  Ratio of expenses to average net assets.................
  Amount reimbursed.......................................

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from October 15, 1990, date shares first registered and operations commenced, through December 31, 1990. Net investment income aggregating $0.01 per share, for the period from the initial purchase of shares on October 9, 1990 through October 14, 1990, was recognized, none of which was distributed during the period. Additionally, the Portfolio incurred net unrealized losses of $0.37 per share during this interim period. This represented activities of the Portfolio prior to the initial registration of the portfolio shares.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(3) Computed on an annualized basis.

--------------------------------------------------------------------------------
                   INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                       Each Portfolio of the Fund has distinct investment objectives which it pursues through separate investment policies as described below. There can be no assurance that the objectives of any Portfolio will be achieved. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

                       The Statement of Additional Information contains specific investment restrictions which govern the Portfolios' investments. Those restrictions which are identified as fundamental policies, as well as the investment objectives and investment policies of each Portfolio described below in the first paragraph for each Portfolio are fundamental policies, and may not be changed without a majority vote of the outstanding shares of the affected Portfolio. See "General Information--Shareholder Voting Rights." All other investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Board of Trustees without approval of the Shareholders. Each of the Portfolios may engage in certain of the portfolio strategies described in this Prospectus under "Description of Certain Investment Techniques" and in the Statement of Additional Information. "Appendix C -- Description of Corporate Bond Ratings" describes the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") that are referred to herein.

                       The portfolio turnover rates for the Portfolios are set forth under "Financial Highlights." Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio's securities during a fiscal year by the average monthly value of the Portfolio's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Thus, the portfolio turnover rate measures only that portion of the Portfolio that is considered to be long-term. Portfolio turnover rates may be affected by factors such as purchase and redemption requirements and market volatility and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the investment adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. If any Portfolio were to derive more than 30% of its gross income from the sale of securities held less than three months, it might fail to qualify under the tax laws as a regulated investment company for that year and consequently would lose certain beneficial tax treatment of its income; however, each Portfolio intends to continue to qualify as a regulated investment company each year. See "Taxes and Distributions."

                       Following is a description of the investment objectives and certain of the investment practices of each of the Fund's Portfolios. For a further description of the investment practices of the various Portfolios, see "Description of Certain Investment Techniques."
--------------------------------------------------------------------------------
GROWTH COMMON
                       The primary investment objective of the Growth Common Stock Portfolio is long-
STOCK PORTFOLIO
                       term capital appreciation. Current income is a secondary objective. The Portfolio pursues its objectives by investing primarily in growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights.
                       A growth common stock is one which, in the opinion of the Fund's investment adviser, appears to possess above-average potential for appreciation in market value, usually as a result of the issuer's relatively favorable prospects for improvement in earnings. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with promising new products, services or processes.

                       The Portfolio may also invest in companies in cyclical industries during periods when the common stock of such companies appears to the Fund's investment adviser to have good potential for capital appreciation. The Portfolio may also invest up to 35% of its assets in preferred stocks and debt securities when such instruments are believed to offer opportunities for capital growth.

                       The investment adviser's strategy for the Growth Common Stock Portfolio is based on a value-oriented analysis of common stocks where it evaluates price to book value, price to earnings, debt to total capital ratio, price to cash flow and other similar measures relative to historic standards. When in the opinion of the investment adviser, the equity market reaches periods of overvaluation by such measures, or when warranted by other prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, corporate bonds, debentures, preferred stocks, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. "Investment-grade commercial paper" is commercial paper rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's.

                       Through careful selection of individual securities, diversification of investments by industry and by type of security and constant supervision of the investment portfolio, the investment adviser strives to reduce risk and thereby conserve principal. However, the Portfolio's investments are subject to market fluctuations and the risks inherent in all securities, and thus there can be no assurance that its investment objectives will be achieved.
--------------------------------------------------------------------------------
HIGH GRADE BOND
PORTFOLIO
                       The investment objective of the High Grade Bond Portfolio is to provide as high a level of current income as is consistent with investment in a high quality portfolio of debt securities. The Portfolio pursues its objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's and in U.S. Government securities and government agency securities.
                       From time to time, up to 20% of the Portfolio's assets may be invested in unrated debt securities or debt securities which are not rated within the three highest grades of Standard & Poor's or Moody's as described above or in convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks rated within the three highest grades of Standard & Poor's or Moody's applicable to such securities. To the extent that the Portfolio does invest in debt securities that are rated lower than A by Moody's or Standard & Poor's (or are unrated but equivalent in quality to such securities), the Fund's investment portfolio will be subject to relatively greater risk of loss of income and principal as discussed under "Principal Risk Factors--Special Considerations--High Yield Bonds." Securities rated Baa or lower by Moody's and BBB or lower by Standard & Poor's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. It is intended that at least 65% of the Portfolio's total assets will be invested in medium- and long-term debt securities that are rated A or better or that are unrated but of equivalent quality.

                       The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities.

                       When warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash.

                       Although in the opinion of the Fund's investment adviser, the risk of loss of principal should be minimized by the quality of the investments in which the Portfolio will invest primarily, the long maturities that typically provide the best yields may subject the Portfolio to substantial price changes resulting from market yield fluctuations. The market price of fixed-income securities such as those purchased by the Portfolio is affected by changes in interest rates; generally, the market value of fixed income securities will fall as interest rates rise, and will rise as interest rates fall. There can be no assurance that the Portfolio will achieve its objective.
--------------------------------------------------------------------------------
HIGH YIELD BOND
PORTFOLIO
                       The primary investment objective of the High Yield Bond Portfolio is to obtain as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues its investment objectives by investing primarily in fixed-income securities, including corporate bonds and notes, convertible debt securities and preferred stocks that are rated in the lower categories of established rating services (Baa or lower by Moody's and BBB or lower by Standard & Poor's), or in unrated securities of comparable quality. Such securities are commonly known as "junk bonds."
                       Securities rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered by those rating services to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. See "Principal
                       Risk Factors -- Special Considerations -- High Yield Bonds" for a discussion of various risk factors relating to high yield bonds. The investment adviser will not rely solely on the ratings assigned by the rating services, and the Portfolio may invest, without limit, in unrated securities if such securities offer, in the opinion of the investment adviser, a relatively high yield without undue risk. Although the Portfolio will invest primarily in lower-rated securities, it will not invest in securities in the lowest rating categories (Ca or lower for Moody's and CC or lower for Standard & Poor's) unless the investment adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

                       The Portfolio anticipates that under normal circumstances more than 80% of its assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock, and that at least 65% of its assets will be invested in debt securities. The remaining assets of the Portfolio may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements. The Portfolio does not intend to invest in common stocks, rights or other equity securities, but it may acquire or hold such securities (if consistent with its objectives) when they are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

                       When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Portfolio may purchase higher-rated securities if the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, when warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

                       Because an investment in high-yield securities entails relatively greater risk of loss of income and principal, an investment in the Portfolio may not constitute a complete investment program and may not be appropriate for all investors. There can be no assurance that the Portfolio will achieve its objectives.
--------------------------------------------------------------------------------
MANAGED PORTFOLIO
                       The investment objective of the Managed Portfolio is to seek the highest total investment return of income and capital appreciation. The Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities of the type in which the Growth Common Stock Portfolio may invest; (ii) high quality debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.
                       The Portfolio's investment policies for the stock, debt and money market sectors are substantially identical to those which have been established for the Growth Common Stock Portfolio, High Grade Bond Portfolio and Money
                       Market Portfolio, respectively. The Managed Portfolio will, from time to time, adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. There are no restrictions as to the proportion of one or another type of security which the Portfolio may hold. Accordingly, the Portfolio may, at any given time, be substantially invested in equity securities, in high quality debt securities or in short-term money market instruments. Major changes in the investment mix may occur over several years or during a single year or shorter period depending upon market and economic conditions. The fact that the investment mix may be adjusted from time to time may result in high portfolio turnover and, consequently, high brokerage charges to the Portfolio.

                       Achieving the Portfolio's objective depends on the investment adviser's ability to assess the effect of economic and market trends on different sectors of the market. There can be no assurance that the investment objective of the Portfolio will be achieved.
--------------------------------------------------------------------------------
MONEY MARKET
PORTFOLIO
                       The investment objective of the Money Market Portfolio is to obtain maximum current income consistent with liquidity and stability of principal. The Portfolio pursues its objective by investing in high quality short-term debt obligations denominated in U.S. dollars that have been determined to present minimal credit risk. Money market instruments which the Money Market Portfolio may purchase include U.S. Government securities, government agency securities, obligations of banks and savings institutions, commercial paper, short-term corporate debt securities and repurchase agreements. Appendix A contains a more detailed description of the money market instruments in which the Money Market Portfolio may invest. The Portfolio's investments will be limited to money market instruments which mature in thirteen months or less from the date of purchase;
                       however, the Portfolio may invest in repurchase agreements in which the underlying securities have maturities in excess of one year from the date of purchase. In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. See Appendix A.
                       The dollar weighted average portfolio maturity of the Portfolio will not exceed 90 days. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, and will use the amortized cost method of securities valuation. See "Valuation of Portfolio Securities." Because of the short-term nature of the investments of this Portfolio, a portfolio turnover rate is not applicable.

                       While the Money Market Portfolio strives to maintain a stable net asset value, there can be no assurance that the net asset value will remain stable at $1.00. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

--------------------------------------------------------------------------------
BLUE CHIP PORTFOLIO
                       The investment objective of the Blue Chip Portfolio is growth of capital and income. The Portfolio pursues its objective by investing primarily in common stocks of well-capitalized, established companies.
                       In pursuing its objective, the Portfolio will invest in stocks of approximately 40 large, well-known companies that the Fund's investment adviser believes to collectively comprise a representative cross-section of major industries. Companies of this type are commonly referred to as "blue chip." Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The investment adviser will base its determination of the companies to be included or retained in the Portfolio, not on the basis of any analysis of the companies' underlying economic or financial fundamentals or of the relative value of the securities, but rather on whether the companies in the Portfolio, taken together, reasonably represent a cross-section of major industries. The adviser anticipates that the Portfolio will purchase approximately equal dollar amounts of shares of each company. However, the Portfolio will not own positions of equal value in the various companies, partly because of price fluctuations after purchases by the Portfolio.

                       The Portfolio may, from time to time, have more than 5% of the value of its total assets invested in each of one or more particular companies. However, as to 75% of the
                       Portfolio's total assets, no more than 5% of the Portfolio's total assets (at the time of purchase) will be invested in securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities). The concentration of a significant portion of its assets in stocks of one or a few companies (or in a relatively limited number of industries) may subject the Portfolio to increased risk of loss if those stocks (or stocks in those industries) were to decline in value.

                       The Portfolio expects that it will remain substantially invested in stocks at all times. However, at most times the Portfolio will hold a small portion of its assets (not to exceed 15% of its total assets) in cash or cash equivalents to accommodate redemptions and so as to avoid having to purchase stocks in small quantities and thereby incur excessive brokerage costs. Any such cash balances will be invested in high-quality short-term money market instruments of the type in which the Money Market Portfolio may invest, or retained in cash. The Portfolio will not engage in the trading of securities for the purpose of realizing short-term profits.
--------------------------------------------------------------------------------
                   PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

                       In general, the risk associated with the investments of a particular Portfolio can be described in terms of current income volatility, financial risk and market risk. Current income volatility refers to the degree and rapidity with which changes in overall market interest rates affect the level of current income. Financial risk refers to the ability of an issuer of a debt security to pay, on a timely basis, principal and interest on such security. With respect to the issuer of an equity security, financial risk refers to its earning stability and overall financial soundness. Market risk refers to the effect of changes in the overall level of interest rates on the price of debt securities. Generally, the current value of debt securities varies inversely with changes in prevailing interest rates; if interest rates rise, the value of a debt security will tend to fall. Market risk for equity securities refers to overall stock market valuation levels.

                       The GROWTH COMMON STOCK PORTFOLIO and BLUE CHIP PORTFOLIO most likely will be subject to moderate levels of both market and financial risk.

                       The HIGH GRADE BOND PORTFOLIO most likely will be subject to moderate levels of market risk and relatively low levels of financial risk and current income volatility.

                       The HIGH YIELD BOND PORTFOLIO most likely will be subject to relatively high levels of financial risk, moderate levels of market risk and relatively low levels of current income volatility.

                       The market value of fixed-income securities is affected by changes in general market interest rates. If interest rates decline, the market value of fixed-income securities tends to increase, while if interest rates increase, the market value of fixed-income securities tends to decrease. Higher-rated fixed-income securities tend to have lower interest rates and yields, and less market or financial risk, than do lower-rated fixed-income securities. Lower-rated and unrated securities are generally subject to a greater degree of market and financial risk than higher-rated securities, for reasons including the greater possibility that issuers of lower-rated or unrated securities may not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

                       The MANAGED PORTFOLIO most likely will be subject to moderate levels of market and financial risk and relatively low levels of current income volatility, although current income volatility could be higher if the Portfolio is heavily invested in short-term money market instruments.

                       The MONEY MARKET PORTFOLIO should be subject to little market or financial risk because it invests in high quality short-term investments that reflect current market interest rates. Although these types of securities generally are considered to have low financial risk, there is some possibility that issuers may fail to meet their principal and interest obligations on a timely basis. The Portfolio could experience a high level of current  income  volatility  because  the  level  of  its
                       current  income  directly  reflects  short-term  interest
                       rates.
--------------------------------------------------------------------------------
SPECIAL
CONSIDERATIONS-- HIGH
YIELD BONDS
                       As reflected above, the High Yield Bond Portfolio intends to invest a substantial portion of its assets in fixed-income securities offering high current income. Additionally, subject to its specific investment objectives and policies as described above, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding fixed-income securities are ordinarily in the lower rating categories of Moody's or Standard & Poor's or will be unrated securities of comparable quality. Such securities are commonly known as "junk bonds." These lower-rated, fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. Factors adversely affecting the market value of high yielding securities will adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.
                       The investment philosophy of the High Yield Bond Portfolio with respect to high yield bonds is based on the premise that over the long-term a broadly diversified portfolio of high yield fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher-rated securities. The High Yield Bond Portfolio seeks to achieve the highest yields possible while reducing relative risks through:

                           (a) broad diversification;

                           (b) credit  analysis by the investment adviser of the
                               issuers in which the Portfolio invests;

                           (c) monitoring and seeking to anticipate changes  and
                               trends in the economy and financial markets that might affect the prices of portfolio securities.

                       The investment adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions of a specific issuer.

                       In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments.

                       High yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                       High yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

                       A Portfolio may have difficulty disposing of certain high yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high yielding securities, it is generally not so liquid as that for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

                       It is likely that a major economic recession could severely affect the market for and the values of high yielding securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

                       A Portfolio may acquire high yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Portfolio is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. A Portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

                       A Portfolio may acquire high yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities and the investment adviser will carefully review the credit and other characteristics pertinent to such new issues.

                       From time to time, there have been proposals for legislation designed to limit the use of certain high yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

                       Zero coupon securities and pay-in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amount or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

                       Current federal income tax law requires the holder of zero coupon securities or of certain pay-in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                       Additional information concerning high yielding securities appears under "Appendix C -- Description of Corporate Bond Ratings."
--------------------------------------------------------------------------------
                   DESCRIPTION OF CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

                       Except as otherwise noted below, the following investment strategies and techniques may be used by all Portfolios.
--------------------------------------------------------------------------------
FOREIGN SECURITIES
                       The Growth Common Stock Portfolio and Managed Portfolio each may invest up to 25% of its assets in equity securities of foreign issuers to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments will be made only in foreign securities which are publicly traded on U.S. exchanges and payable in U.S. dollars. With respect to quality and risk, the investment adviser will attempt to select investments in foreign securities on the same basis that it selects investments in domestic securities.
--------------------------------------------------------------------------------
WHEN-ISSUED AND
DELAYED DELIVERY
TRANSACTIONS
                       From time to time, in the ordinary course of business, any of the Portfolios may purchase newly-issued securities appropriate for the Portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the Portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.
                       At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the market value of the security, in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect.

                       The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling Portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The investment adviser does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or delayed delivery basis or the sale of securities on a delayed delivery basis.

                       Each Portfolio will establish a segregated account with the Fund's custodian bank in which it will maintain cash or U.S. Government securities or other high-grade debt obligations at least equal in value to commitments to purchase securities on a when-issued or delayed delivery basis; subject to this requirement, a Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the investment adviser's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. In the case of a commitment to sell portfolio securities on a delayed delivery basis, each Portfolio will instruct the custodian to hold the portfolio securities themselves in a segregated account while the commitment is outstanding.
--------------------------------------------------------------------------------
LOANS OF PORTFOLIO
SECURITIES
                       Each Portfolio may, from time to time, lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) the investment adviser (under the review of the Board of Trustees) has reviewed the creditworthiness of the borrower and has found such creditworthiness satisfactory. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

--------------------------------------------------------------------------------
COVERED CALL OPTIONS
                       Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce the risks associated with investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, an underlying security at a particular exercise price during the option period. A Portfolio will write call options only on a covered basis, which means that the Portfolio will own the underlying security subject to the call option at all times during the option period. Options written by a Portfolio will normally have expiration dates between three and nine months from the date written. Such options and the securities underlying the option will both be listed on national securities exchanges, except for certain transactions in debt securities and related options need not be so listed.
                       The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium which constitutes additional income, which would serve both to enhance investment performance and to offset in whole or in part any decline in value of the underlying security. However, the disadvantage is that during the option period the Portfolio would give up the potential for capital appreciation above the exercise price if the underlying security were to rise in value; and that, unless a closing purchase transaction is effected, the Portfolio will be required to continue to hold the underlying security for the entire option period, and would bear the risk of loss if the price of the security were to decline.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
                       Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period. That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. The Portfolios may also enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical repurchase agreement in the following respects:
                       (i) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (ii) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.

                       The Portfolios may enter into repurchase agreements only with banks or securities dealers and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the investment adviser (under the review of the Board of Trustees) will review the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a Portfolio may enter into the repurchase agreement.

                       A Portfolio may invest no more than 10% of its assets in repurchase agreements maturing in more than seven days, and no more than 25% of its assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio's assets which may be invested in repurchase agreements which mature in less than seven days and which have underlying securities with maturities of less than one year. Open repurchase agreements are considered to mature in one day.

--------------------------------------------------------------------------------
                   PURCHASE OF SHARES
--------------------------------------------------------------------------------

                       The Fund continuously offers shares of the various Portfolios at the respective net asset values of the Portfolios determined in the manner set forth below under "Net Asset Value Information." The Fund offers its shares, without sales charge, only to the separate accounts of Participating Insurance Companies as the investment medium for the VA contracts or VLI policies issued by the Participating Insurance Companies.
--------------------------------------------------------------------------------
                   REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                       The Fund ordinarily will redeem full and fractional shares of a Portfolio for cash at the net asset value next determined after receipt of a proper notice of redemption. No redemption fee is charged. Except as described below, the Fund is required to pay redemption proceeds within seven days after receipt of a proper notice of redemption; however, the Fund intends to pay redemption proceeds within one business day after receipt of such notice. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for trading other than customary weekend and holiday closings; (b) an emergency exists, as determined by the Securities and Exchange Commission, a result of which would make disposal of such Portfolio's securities or determination of the net asset value of such Portfolio not reasonably practicable; or (c) the Securities and Exchange Commission by order permits postponement for the protection of Shareholders.

                       If a conflict between VA contract holders and VLI policyowners arose that required a substantial amount of assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policyowners.
--------------------------------------------------------------------------------
                   NET ASSET VALUE INFORMATION
--------------------------------------------------------------------------------

                       The net asset value per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central Time) or the close of the New York Stock Exchange, on each day that (i) the New York Stock Exchange is open for business (except the day after Thanksgiving, the Tuesday before Christmas and any day on which the Fund offices are closed because of a weather-related or comparable type of emergency); and (ii) an order for purchase or redemption of shares of the Portfolio is received. The net asset value per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.

                       The Fund reserves the right to calculate or estimate the net asset value of a Portfolio more frequently than once daily if deemed desirable. If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the net asset value next determined for each Portfolio.
--------------------------------------------------------------------------------
MONEY MARKET
PORTFOLIO
                       The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the Statement of Additional Information under the heading "Net Asset Value."
--------------------------------------------------------------------------------
OTHER PORTFOLIOS
                       Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market; and it is expected that for debt securities this ordinarily will be the over-the-counter market. Values of securities and assets for which market quotations are not readily available are determined in good faith by, or under the direction of, the Board of Trustees.

                       Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.
--------------------------------------------------------------------------------
                   PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                       From time to time, the Fund may advertise several types of performance information for a Portfolio. All Portfolios, except the Money Market Portfolio, may advertise "average annual total return" and "total return." The High Grade Bond and High Yield Bond Portfolios may also advertise "yield." The Money Market Portfolio may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Portfolio. The rate of return for a Portfolio should be distinguished from the rate of return of a corresponding Subaccount of a separate account of a Participating Insurance Company, whose rate will reflect the deduction of additional charges, including a mortality and expense risk charge, and therefore will be lower. Contract holders and policyowners should consult the prospectus for such VA contract or VLI policy.

                       Average annual total return and total return figures measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Portfolio for the designated period, assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in the Portfolio during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures represent the average annual percentage change in the value of a specific dollar amount invested in the Portfolio's shares for the designated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period.

                       Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the Portfolio's net asset value per share at the end of the period (except for the Money Market Portfolio where the net asset value per share at the beginning of the period is used). Yield is an annualized figure which means that it is assumed that the Portfolio generates the same level of investment income over a one-year period. The effective yield for the Money Market Portfolio is calculated similarly, but the net investment income earned is assumed to be compounded when annualized. The Money Market Portfolio's effective yield will be slightly higher than its yield due to this compounding. Semi-annual compounding is assumed for Portfolios other than the Money Market Portfolio.

                       From time to time, the Fund may include in its sales literature and shareholder reports for the High Grade Bond and High Yield Bond Portfolios a quotation of the current "distribution rate" for the Portfolios. The distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Portfolio's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of such investments, during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be non-recurring) and may not reflect the amortization of bond premiums.

                       Additionally, from time to time, in advertisements or reports to shareholders, a Portfolio may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson/Lehman Government and Corporate Bond Index and the Salomon Brothers High Grade Bond Index. A Portfolio may also use mutual fund quotation services such as Lipper Analytical Services, Inc., an independent mutual fund reporting service, or similar industry services, for purposes of comparing a Portfolio's rank or performance with that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of any Portfolio.
--------------------------------------------------------------------------------
                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
BOARD OF TRUSTEES
                       The Board of Trustees consists of nine individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act.
                       The Board of Trustees is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the Trustees of investment companies by the Investment Company Act. The Board of Trustees elects officers of the Fund annually.
--------------------------------------------------------------------------------
INVESTMENT ADVISER
                       FBL Investment Advisory Services, Inc. ("FBL" or "Adviser"), 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund's investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1987.
                       The Adviser is an indirect subsidiary of FBL Financial Group, Inc. (formerly Farm Bureau Multi-State Services, Inc.), an Iowa corporation. At December 31, 1995, 63.86% of the outstanding voting shares of FBL Financial Group, Inc. is owned by Iowa Farm Bureau Federation. The following individuals are officers and/or directors of the Adviser and are officers and/or trustees of the Fund:
                       Stephen M. Morain, Thomas R. Gibson, William J. Oddy, Timothy J. Hoffman, Dennis M. Marker, James W. Noyce, Richard D. Warming, Sue A. Cornick, Kristi Rojohn and
                       Elaine A. Followwill. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: FBL Money Market Fund, Inc. and FBL Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

                       The Adviser handles the investment and reinvestment of the Fund's assets, and is responsible for the overall management of the Fund's business affairs, subject to the review of the Board of Trustees.

                       Roger F. Grefe and Robert J. Rummelhart serve as managers for various portfolios of the Fund. Mr. Grefe joined FBL in 1986 and has managed the Growth Common Stock and Managed Portfolios since their inception in 1987. Mr. Grefe is a graduate of Coe College in Cedar Rapids, Iowa and is a Chartered Financial Analyst and NASD Registered Principal.

                       Mr. Rummelhart has managed both the High Grade Bond and High Yield Bond Portfolios since their inception in 1987. He received his BA and MBA degrees from the University of Iowa and is a Chartered Financial Analyst and NASD Registered Representative.

                       The Adviser provides investment supervision to the Blue Chip Portfolio through the use of a team approach. As cash accumulates for investment, trading personnel are notified to execute the necessary transactions in order to maintain the relative weights of the equity securities in this Portfolio.

                       As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:

                                                                                AVERAGE DAILY NET ASSETS
                                                                          -------------------------------------
                                                                             FIRST       SECOND        OVER
                                                                             $200         $200         $400
PORTFOLIO                                                                   MILLION      MILLION      MILLION
------------------------------------------------------------------------  -----------  -----------  -----------
Growth Common Stock.....................................................      0.50 %      0.45  %       0.40 %
High Grade Bond.........................................................      0.30 %      0.275 %       0.25 %
High Yield Bond.........................................................      0.50 %      0.45  %       0.40 %
Managed.................................................................      0.55 %      0.50  %       0.45 %
Money Market............................................................      0.30 %      0.275 %       0.25 %
Blue Chip...............................................................      0.20 %      0.20  %       0.20 %

                       The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities, and
                       clerical   services  and  personnel   to  administer  the
                       business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; stock certificates; miscellaneous reports; membership dues; reports and notices to Shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees of Trustees who are not affiliated with the Adviser; and the fees and expenses of independent public auditors, legal counsel, custodian, transfer and dividend disbursing agent and any registrar.

                       The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio.
                       However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect as long as the Investment Advisory Agreement remains in effect and cannot be changed without shareholder approval. Additionally, the Adviser has agreed to reimburse any Portfolio for calendar year 1996 to the extent that annual operating expenses, including the investment advisory fee, exceed .55%. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1996.
--------------------------------------------------------------------------------
                   PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

                       With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, and while there is no understanding or arrangement to do so, the Adviser places substantially all the Fund's portfolio transactions with brokerage firms which furnish research, statistical and other services to the Fund. Certain affiliates and other clients of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates and clients share the benefits of the research and other services obtained from these brokers. The Adviser regards information which is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the Investment Advisory and Management Services Agreement. Any research benefits derived are available for all clients.

                       The investment decisions for the Fund are reached independently from those for the other funds and accounts managed by the Adviser. At certain times one or more Portfolios of the Fund may purchase the same securities at the same time as the other funds and accounts managed by the Adviser. When multiple accounts and/or funds have assets available for investment in the same securities, available investments are allocated as to amount in a manner considered equitable to each. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. It is the opinion of the Board of Trustees that the benefits to the Fund arising out of simultaneous transactions outweigh any disadvantages.
--------------------------------------------------------------------------------
                   TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

                       For federal income tax purposes, each Portfolio will be treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code as amended ("Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies.

                       Since the Shareholders of the Fund are the separate accounts of Participating Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of the VA contracts and VLI policies, see the attached prospectus for such contract or policy.

                       Federal tax law imposes a four-percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Portfolio intends to comply with such distribution requirements and thus does not expect to incur the four-percent nondeductible excise tax.
--------------------------------------------------------------------------------
DISTRIBUTIONS
                       GROWTH COMMON  STOCK,  BLUE CHIP  AND  MANAGED  PORTFOLIO
                       DISTRIBUTIONS: Each Portfolio normally follows the practice of distributing substantially all net investment income and substantially all net short-term and long-term capital gains, if any, during the Fund's fiscal year. HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIO
                       DISTRIBUTIONS: On each day that a Portfolio's net asset value per share is calculated, that Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to Shareholders of record prior to the declaration. Any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

                       MONEY MARKET PORTFOLIO DISTRIBUTIONS: On each day that the net asset value per share of the Money Market Portfolio is determined, the Money Market Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to Shareholders of record prior to the declaration.

                       It is the Fund's intention to distribute substantially all its net investment income, if any, and any net realized capital gains of each Portfolio. All distributions are reinvested in additional shares of the respective Portfolio at net asset value unless a Shareholder elects to have such distributions paid in cash.
--------------------------------------------------------------------------------
                   ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------

                       The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 3, 1986.

                       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Portfolios and to divide or combine the shares of any Portfolio into a greater or lesser number of shares of that Portfolio without thereby changing the proportionate beneficial interests in the Portfolio. The shares of the Fund are divided into six separate series (i.e., Portfolios), and the shares of each Portfolio have equal rights and privileges and represent an equal proportionate interest with all other shares of that Portfolio. Upon liquidation of the Fund or any Portfolio of the Fund, Shareholders of each Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to Shareholders. Shares have no preemptive or conversion rights. The right of redemption is described elsewhere herein. Shares of each Portfolio are fully paid and non-assessable by the Fund. The Trustees are authorized to classify unissued shares of the Fund by assigning them to a Portfolio for issuance.

                       The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, (subject only to the rights of creditors), are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

                       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of Fund property of any Shareholder held personally liable for the claims and liabilities to which a
                       Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of
                       Shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                       Farm Bureau Life Insurance Company provided the initial capital for five Portfolios of the Fund in April of 1987 by purchasing $2 million worth of shares of each of the Growth Common Stock and Aggressive Growth Common Stock Portfolios, and $2.5 million worth of shares of each of the High Grade Bond, High Yield Bond and Managed
                       Portfolios. Pursuant to a vote of Shareholders, the assets of the Aggressive Growth Common Stock Portfolio were consolidated with those of the Growth Common Stock Portfolio. Farm Bureau Life Insurance Company provided the initial capital for the Money Market Portfolio, in February of 1990, by purchasing $2.5 million worth of shares. Farm Bureau Life Insurance Company provided the initial capital for the Blue Chip Portfolio, in October 1990, by purchasing $1 million worth of shares. From time to time, Farm Bureau Life Insurance Company withdraws portions of this capital. As of the date of this prospectus, Farm Bureau Life Insurance Company owned more than 25% of the Fund and will be deemed to control the Fund. Farm Bureau Life Insurance Company is a subsidiary of FBL Financial Group, Inc. Such shares have been acquired for investment and can only be disposed of by redemption or transfer to an affiliate. The organizational expenses of the Fund have been paid by Farm Bureau Life Insurance Company.
--------------------------------------------------------------------------------
                   GENERAL INFORMATION
--------------------------------------------------------------------------------
REPORTS TO POLICY-
                       Owners of VLI policies and VA contracts issued by Participating Insurance Companies,
OWNERS AND
                       for which shares of one or more Portfolios are the investment vehicles, will receive
CONTRACT HOLDERS
                       from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements of the Fund which are certified by the Fund's independent auditors.
--------------------------------------------------------------------------------
SHAREHOLDER INQUIRIES
                       Participating Insurance Companies with inquiries regarding the Fund may contact the Fund at (800) 247-4170 or at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------
SHAREHOLDER VOTING
RIGHTS
                       Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Fund's by-laws, they may be entitled to vote. Shareholders of all Portfolios vote for a single set of Trustees; thereafter, the Trustees will serve for terms of unlimited duration (subject to certain removal procedures by the Trustees or the Shareholders). The Fund does not intend to hold annual meetings of Shareholders. The Board of Trustees has the power to alter the number of Trustees and to appoint successor Trustees, provided that immediately after the appointment of any successor Trustee at least two-thirds of the Trustees have been elected by the Shareholders of the Fund. However, if at any time less than a majority of the Trustees holding office has been elected by the Shareholders, the Trustees are required to call a special meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies in the Board.

                       To the extent required by law, the Participating Insurance Companies will vote Fund shares held in their separate accounts in accordance with instructions received from the VLI policyowners or VA contract holders having voting interests in the separate accounts. In addition, to the extent required by law, Farm Bureau Life Insurance Company will vote Fund shares held in its general account in proportion to voting instructions received from its VLI policyowners and its VA contract holders. Each share will have one vote and fractional shares will be counted. On any matters affecting an individual Portfolio, only the Shareholders of that Portfolio will be entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio will be required. Shares for which no voting instructions are received shall be voted by the Participating Insurance Companies in proportion to the shares for which voting instructions are received.

                       As used in this Prospectus and in the Statement of Additional Information, the phrase "majority vote" of a Portfolio (or of the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
                       (ii) more than 50% of the outstanding shares of the Portfolio (Fund).
--------------------------------------------------------------------------------
DISTRIBUTOR AND
DIVIDEND DISBURSING
AND TRANSFER AGENT
                       The Adviser also serves as the principal underwriter and distributor of the Fund's shares and as the Fund's dividend disbursing and transfer agent.
--------------------------------------------------------------------------------
ACCOUNTING SERVICES
                       The Fund has entered into an accounting services agreement with FBL pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset values in accordance with the Fund's prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of 0.05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000.
--------------------------------------------------------------------------------
REGISTRATION
STATEMENT
                       The Statement of Additional Information and this Prospectus omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.
--------------------------------------------------------------------------------
LEGAL MATTERS
                       Sutherland, Asbill & Brennan of Washington, D.C. is counsel for the Fund. There are no material legal proceedings to which the Fund is a party.
--------------------------------------------------------------------------------
INVESTMENT ADVISER,
                       FBL Investment Advisory Services, Inc.
DISTRIBUTOR, DIVIDEND
DISBURSING
                       5400 University Avenue
                       West Des Moines, Iowa 50266
AND TRANSFER AGENT
--------------------------------------------------------------------------------
SPECIAL LEGAL COUNSEL
                       Sutherland, Asbill & Brennan
                       1275 Pennsylvania Avenue, N.W.
                       Washington, D.C. 20004-2404
--------------------------------------------------------------------------------
CUSTODIAN
                       Bankers Trust Company
                       Global Assets-Insurance Group
                       16 Wall Street
                       New York, New York 10005
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
                       Ernst & Young LLP
                       Suite 3400
                       801 Grand Avenue
                       Des Moines, Iowa 50309

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                   APPENDIX A -- MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------

                       The Money Market Portfolio invests in money market instruments maturing in thirteen months or less from the time of investment, including the instruments described below. In addition, the other Portfolios subject to their respective investment objectives, may invest in certain money market instruments.

                            U.S. GOVERNMENT SECURITIES: Bills, notes, bonds and other debt securities issued by the U.S. Treasury.
                           These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

                            U.S.   GOVERNMENT    AGENCY    OR    INSTRUMENTALITY
                            SECURITIES:  Debt securities issued or guaranteed by
                           agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others are supported only by the credit of the instrumentality and not the U.S. Treasury.

                            OBLIGATIONS OF BANKS OR SAVINGS
                            INSTITUTIONS:   Certificates  of  deposit,  bankers'
                           acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless it has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation ("FDIC"). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless it has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The limit of such coverage is currently $100,000.

                            COMMERCIAL PAPER: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs.

                           In addition, the Fund will invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") subject to the below noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund, who agree that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
                           Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment adviser considers the legally restricted but readily saleable
                           Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Trustees, a particular investment in Section 4(2) paper is determined to be liquid. The investment adviser monitors the liquidity of the Fund's investments in
                           Section 4(2) paper on a continuing basis.

                            OTHER CORPORATE DEBT SECURITIES: Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity.

                            REPURCHASE AGREEMENTS: See "Description of Certain Investment Techniques-- Repurchase Agreements."

                           As to obligations of banks or savings institutions, commercial paper, other corporate debt securities and repurchase agreements, the Portfolio will only invest in U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks and which, at the time of acquisition, generally are either:

                            1. rated in one of the two highest rating categories
                               by at least two nationally recognized statistical rating organizations ("NRSRO"); or

                            2. rated in one of the two highest rating categories
                               by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer; or

                            3. in  the case of an unrated instrument, determined
                               by the Board of Trustees to be of comparable quality to either of the above; or

                            4. issued by an issuer that has received a rating of
                               the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

                            FLOATING AND VARIABLE RATE SECURITIES: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

--------------------------------------------------------------------------------
                   APPENDIX B -- QUALITY COMPOSITION OF BOND PORTFOLIOS
--------------------------------------------------------------------------------
                       The tables below reflect the average composition by quality of the High Yield Bond Portfolio and the High Grade Bond Portfolio for the one-year period ended December 31, 1995. Percentages are weighted averages based upon the portfolio composition at the end of each month during the period. The percentage of total assets represented by bonds rated by Moody's and Standard & Poor's ("S&P") is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody's or Standard & Poor's, U.S. Government securities are reflected as Aaa and AAA
                       (highest  quality)  for  purposes  of  the  tables.   The
                       category noted as "Cash and Other Assets" includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements, options and cash.

                       The allocations reflected in the tables do not necessarily reflect the view of the investment adviser as to the quality of the bonds in the Portfolio on the date shown; and they are not necessarily representative of the composition of the Portfolio at other times. The composition of the Portfolio will change over time.

                                       HIGH YIELD BOND PORTFOLIO
                                  COMPOSITION OF PORTFOLIO BY QUALITY

                                                                 PERCENTAGE OF
                                                                  PORTFOLIO BY                              PERCENTAGE OF
                                               MOODY'S              MOODY'S                 S&P              PORTFOLIO BY
                                           RATING CATEGORY          RATINGS           RATING CATEGORY        S&P RATINGS
                                      -------------------------  --------------  -------------------------  --------------
                                      A........................         4.00%    A........................         3.70%
                                      Baa......................         6.35     BBB......................        10.84
                                      Ba.......................        37.92     BB.......................        31.64
                                      B........................        39.36     B........................        43.11
                                      Caa......................         1.74     CCC......................
                                      Ca.......................         0.85     D........................         0.85
                                      Not rated................         0.71     Not Rated................         0.79
                                      Cash and Other                             Cash and Other
                                       Assets..................         9.07     Assets...................         9.07
                                                                     -------                                    -------
                                                                       100.00%                                    100.00  %
                                                                      -------                                    -------
                                                                      -------                                    -------

                                       HIGH GRADE BOND PORTFOLIO
                                  COMPOSITION OF PORTFOLIO BY QUALITY

                                                                 PERCENTAGE OF
                                                                  PORTFOLIO BY                              PERCENTAGE OF
                                               MOODY'S              MOODY'S                 S&P              PORTFOLIO BY
                                           RATING CATEGORY          RATINGS           RATING CATEGORY        S&P RATINGS
                                      -------------------------  --------------  -------------------------  --------------
                                      Aaa......................        20.21%    AAA......................        16.55%
                                      Aa.......................        17.71     AA.......................        17.71
                                      A........................        35.45     A........................        38.01
                                      Baa......................        13.47     BBB......................        14.53
                                      Ba.......................         3.93     BB.......................         0.31
                                      Not rated................         4.25     Not Rated................         7.91
                                      Cash and Other                             Cash and Other
                                       Assets..................         4.98     Assets...................         4.98
                                                                     -------                                    -------
                                                                       100.00%                                    100.00  %
                                                                      -------                                    -------
                                                                      -------                                    -------

                       The description of each bond quality category set forth in the tables is intended to be a general guide and not a definitive statement as to how Moody's and Standard & Poor's define such rating category. A more complete description of the rating categories is set forth under "Appendix C--Description of Corporate Bond Ratings." The ratings of Moody's and Standard & Poor's represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable.

--------------------------------------------------------------------------------
                   APPENDIX C -- DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

                       MOODY'S INVESTORS SERVICE, INC.

                AAA: Bonds  that are  rated Aaa  are judged  to be  of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable
                    margin  and  principal  is   secure.  While  the   various
                    protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

                 AA: Bonds  that are rated Aa are  judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with "Aaa" securities.

                  A: Bonds  that are rated A  possess many favorable investment attributes and may be considered as upper medium-grade obligations. This rating indicates an extremely strong capacity to pay principal and interest which is considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                BAA: Bonds  rated Baa are  considered medium-grade obligations,
                    i.e.,  they  are  neither  highly  protected  nor   poorly
                    secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 BA: Bonds  rated Ba  are judged to  have speculative elements;
                    their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B: Bonds   rated  B  generally   lack  characteristics  of  a
                    desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                CAA: Bonds rated Caa are of  poor standing. Such issues may  be in default or there may be present elements of danger with respect to principal or interest.

                 CA: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

                       STANDARD & POOR'S CORPORATION

                AAA: Bonds  rated AAA are highest  grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

                 AA: Bonds  rated AA also  qualify as high-quality obligations.
                    Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in a small degree.

                  A: Bonds rated A have a strong capacity to pay principal  and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

                BBB: Bonds  rated  BBB  are  regarded  as  having  an  adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category, than for bonds in the "A" category.

        BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly  speculative  with respect  to  the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree  of  speculation  and  CC  the  highest  degree  of speculation.  While  such  bonds  will  likely  have  some
                    quality  and   protective   characteristics,   these   are
                    outweighed  by large uncertainties or major risk exposures to adverse conditions.

                  D: Bonds rated  D are  in default,  and payment  of  interest and/or principal is in arrears.

                    Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

                 NR: Not rated by the indicated rating agency.

                                DESCRIPTION OF COMMERCIAL PAPER RATINGS

                       MOODY'S INVESTORS SERVICE, INC.

                P-1: The  rating  P-1 is  the  highest commercial  paper rating
                    assigned  by  Moody's  and  indicates  that,  in   Moody's
                    opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries, (2) high rates of return on funds employed, (3) conservative capitalization structures with moderate reliance on debt and ample asset protection, (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and (5) well-established access to a range of
                    financial   markets  and  assured   sources  of  alternate
                    liquidity.

                P-2: The rating  P-2 indicates  that, in  Moody's opinion,  the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of "P-1." Earnings trends and coverage ratios, while sound,
                    may  be   more   subject  to   variation.   Capitalization
                    characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                       STANDARD & POOR'S CORPORATION

                A-1: This designation  indicates  that  the  degree  of  safety regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very strong.

                A-2: This   designation  indicates  that  capacity  for  timely
                    payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                         SUPPLEMENT DATED DECEMBER 1, 1996

                        TO STATEMENT OF ADDITIONAL INFORMATION
                                 DATED MAY 1, 1996
                                       FOR
                        FBL VARIABLE INSURANCE SERIES FUND


     Throughout the statement, all references to the "Growth Common Stock Portfolio" are replaced with references to the "Value Growth Portfolio."

     At pages 6-8, in the section titled "Investment Restrictions," under the caption "Fundamental Policies," changes are made to the numbered paragraphs as follows:

     1. As to 75% of the value of each Portfolio's total assets (with exception of the Money Market Portfolio which is subject to 100% of the value of its total assets), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at the time of investment) would be invested in securities of that issuer.

     15. Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may invest up to 25% of its net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and High Yield Bond Portfolios may each invest up to 25% of its assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

     At page 8, in the section titled "Investment Restrictions," under the caption "Non-Fundamental (Operating) Policies," the first numbered paragraph is replaced with the following:

     1. Each Portfolio will not invest more than 15% of its total net assets in illiquid securities (except 10% for the Money Market and Blue Chip Portfolios).

FARM BUREAU MUTUAL FUNDS
5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5586


                          FBL VARIABLE INSURANCE SERIES FUND

                         STATEMENT OF ADDITIONAL INFORMATION

                                     May 1, 1996

         FBL Variable Insurance Series Fund (the "Fund") is an open-end diversified management investment company which consists of six Portfolios:
Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing its own shares.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 1996. A copy of the Prospectus may be obtained without charge by calling the Participating Insurance Companies or by writing or calling the Fund at the address and telephone number shown above.

                                  TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----


INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES . . . . . . . . . . . . . . .  3
  Loans of Portfolio Securities. . . . . . . . . . . . . . . . . . . . . . .  3
  Covered Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  Ginnie Mae Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .  5
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  Fundamental Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  Non-Fundamental (Operating) Policies . . . . . . . . . . . . . . . . . . .  9
OFFICERS AND TRUSTEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
UNDERWRITING AND DISTRIBUTION EXPENSES . . . . . . . . . . . . . . . . . . . 18
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS . . . . . . . . . . . . . . 20
PURCHASES AND REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 21
NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
  Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . 22
  Other Portfolios . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 25
  Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  High Grade Bond and High Yield Bond Portfolios . . . . . . . . . . . . . . 26
  Other Portfolios . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
SHAREHOLDER VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . 31
CONTROL PERSONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
  Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
  Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
  Accounting Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
  Dividend Disbursing and Transfer Agent . . . . . . . . . . . . . . . . . . 33
  Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
  Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . 33
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

                    INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

         The investment objectives and policies of each of the six Portfolios are set forth in the Prospectus under the heading "Investment Objectives and Policies of the Portfolios." A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the heading "Description of Certain Investment Techniques." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to the Prospectus. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard Poor's Corporation ("Standard & Poor's") is contained in Appendix C to the Prospectus.

         The following is intended to augment the explanation in the Prospectus of certain strategies and techniques which are applicable to one or more of the Portfolios.

LOANS OF PORTFOLIO SECURITIES

         Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) the Adviser (under the review of the Board of Trustees) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

         The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated, for tax purposes, as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize such Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

COVERED CALL OPTIONS

         Each Portfolio (other than the Money Market Portfolio) may write
(sell) covered call options on its portfolio securities in an attempt to enhance investment performance. A call option is a short-term contract, ordinarily having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is covered when the writer owns the optioned security.

         A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and, that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying the option will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.

GINNIE MAE CERTIFICATES

         The Managed Portfolio, High Grade Bond Portfolio and High Yield Bond Portfolio may each invest in debt securities ("Ginnie Maes") of the Government National Mortgage Association ("GNMA"), a government corporation within the U.S. Department of Housing and Urban Development. Ginnie Mae certificates are securities representing part ownership in a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

         The Ginnie Maes in which these Portfolios may invest are of the "modified pass-through" type, which means that GNMA guarantees the timely payment of principal and interest installments (whether or not the amounts are collected by the issuer of the Ginnie Maes). The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these Ginnie Maes, and an assistant attorney general of the United States has rendered an opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Under the other general type of Ginnie Maes, referred to as "straight pass-through" Ginnie Maes, the payment of principal and interest on a timely basis is not guaranteed.

         The average life of Ginnie Maes varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Due to the guarantee of Ginnie Maes by GNMA, foreclosures impose no risk to the principal invested.

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of Ginnie Maes is approximately 12 years. For this reason, it is standard practice to treat Ginnie Maes as 30-year mortgage-backed securities that prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.
The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

         The coupon rate of interest on Ginnie Maes is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average-life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestment of prepayments at such times will be at lower rates, which would lower the return to the Portfolios. The actual yield of each Ginnie Mae is influenced by the prepayment experience of the mortgage pool underlying the certificates and may differ from the yield based on the assumed average life. Interest on Ginnie Maes is paid monthly rather than semi-annually as for traditional bonds.

                               INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Port-folio may be effected by a majority vote of the outstanding shares of such Portfolio.

         Except as noted below, each Portfolio may not:

         1. Purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total net assets (taken at current value at the time of purchase) would be invested in securities of that issuer (except that the Blue Chip Portfolio is subject to this restriction only as to 75% of its total assets).

         2. Purchase more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

         3. Purchase any security, if, immediately after such purchase, more than 25% of the Portfolio's total net assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or to instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix A to the Prospectus).

         4. Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions and only if immediately thereafter not more than 5% of such Portfolio's total net assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

         5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

         6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

         7. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or any officers or directors of the Fund's investment adviser own individually more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

         9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its gross assets.

         10. Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities that it holds in its portfolios which require registration under the Securities Act of 1933 before resale.

         11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

         12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

         13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan).

         14. Lend its portfolio securities in excess of 20% of its net assets or in a manner inconsistent with the guidelines set forth under "Description of Certain Investment Techniques" in the Prospectus and "Investment Objectives, Policies and Techniques" in this Statement of Additional Information.

         15. Invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars (and in no event in excess of 25% of the Portfolio's net assets).

         16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

NON-FUNDAMENTAL (OPERATING) POLICIES

         The following are non-fundamental (operating) policies approved by the Board of Trustees. Such policies may be changed by the Board of Trustees without approval of the Shareholders. These non-fundamental policies are applicable to each of the Portfolios.

         1. Each Portfolio will not invest more than 10% of its total assets in "illiquid" securities (which includes restricted securities, securities used to cover call options written by the Fund and repurchase agreements with more than seven days to maturity).

         2. Each Portfolio intends to meet either the diversification standards set by Section 817(h)(2) of the Internal Revenue Code or the diversification requirements prescribed by regulations promulgated under Section 817(h).

         3. Each Portfolio intends to comply in all material respects with insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

              If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                                OFFICERS AND TRUSTEES

         The officers and trustees (1) of the Fund (2) and their principal occupations (3) for the past five years are set forth below.

EDWARD M. WIEDERSTEIN*, PRESIDENT AND TRUSTEE (48)

5400 University Avenue
West Des Moines, Iowa  50266

    Farmer; President and Director, FBL Financial Group, Inc., Iowa Farm Bureau Federation, Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; Director, Multi-Pig Corporation, Western Farm Bureau Management Corporation, Western Agricultural Insurance Company, Western Farm Bureau Life Insurance Company and American Ag Insurance Company.

EUGENE R. MAAHS*, SENIOR VICE PRESIDENT, SECRETARY-TREASURER AND
    TRUSTEE (64)

5400 University Avenue
West Des Moines, Iowa  50266

    Senior Vice President and Secretary-Treasurer, FBL Financial Group, Inc., Farm Bureau Life Insurance Company and other affiliates of the foregoing. He holds other positions with various affiliates of the foregoing. Former Executive Vice President and Director, Communications Providers Inc.; Co-Owner, Country Gardens.


---------------------
(1) The four Trustees listed with an asterisk are "interested persons" as defined in the Investment Company Act of 1940.

(2) The officers and trustees of the Fund also serve in similar capacities as officers and directors of FBL Money Market Fund, Inc. and FBL Series Fund, Inc.

(3) The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during this period.

STEPHEN M. MORAIN*, SENIOR VICE PRESIDENT, GENERAL COUNSEL,
    ASSISTANT SECRETARY AND TRUSTEE (50)

5400 University Avenue
West Des Moines, Iowa  50266

    General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, Farm Bureau Life Insurance Company, FBL Financial Group, Inc., FBL Insurance Brokerage, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Director, Computer Aided Design Software, Inc. and Iowa Business Development Finance Corporation; Chairman, Edge Technologies, Inc.

THOMAS R. GIBSON, EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER (51)

5400 University Avenue
West Des Moines, Iowa 50266

    Executive Vice President and General Manager, Farm Bureau Life Insurance Company, FBL Financial Group, Inc., Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc. and other affiliates of the foregoing; Executive Vice President, General Manager and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

TIMOTHY J. HOFFMAN, VICE PRESIDENT, CHIEF MARKETING OFFICER (45)

5400 University Avenue
West Des Monies, Iowa 50266

    Vice President, Chief Marketing Officer, Farm Bureau Life Insurance Company, FBL Financial Group, Inc., Western Farm Bureau Life Insurance Company, and other affiliates of the foregoing; President and Director, FBL Marketing Services, Inc. and FBL Educational Services, Inc.; Vice President, Chief Marketing Officer and Director, FBL Investment Advisory Services, Inc.

WILLIAM J. ODDY, VICE PRESIDENT, CHIEF OPERATING OFFICER AND ASSISTANT GENERAL MANAGER (52)

5400 University Avenue
West Des Moines, Iowa 50266

    Vice President, Chief Operating Officer and Assistant General Manager, FBL Financial Group, Inc., Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; President, Treasurer and Director, Communications Providers, Inc.; Vice President, Chief Operating Officer, Assistant General Manager and Director, FBL Marketing Services, Inc. and FBL Investment Advisory Services, Inc.; President and Director, FBL Real Estate Ventures, Ltd. and RIK, Inc.

RICHARD D. WARMING, VICE PRESIDENT, CHIEF INVESTMENT OFFICER (62)

5400 University Avenue
West Des Moines, Iowa  50266

    Vice President, Chief Investment Officer and Assistant Treasurer, Farm Bureau Life Insurance Company, FBL Financial Group, Inc., Western Farm Bureau Life Insurance Company and other affiliates of the foregoing. He holds other positions with various affiliates of the foregoing.

JAMES W. NOYCE, VICE PRESIDENT, CHIEF FINANCIAL OFFICER (40)

5400 University Avenue
West Des Moines, Iowa  50266

    Vice President, Chief Financial Officer, Farm Bureau Life Insurance Company, FBL Financial Group, Inc., Western Farm Bureau Life Insurance Company. He holds other positions with various affiliates of the foregoing.

DENNIS M. MARKER, INVESTMENT VICE PRESIDENT, ADMINISTRATION AND
    ASSISTANT SECRETARY (44)

5400 University Avenue
West Des Moines, Iowa 50266

    Investment Vice President, Administration, Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; holds other positions with various affiliates of the foregoing.

SUE A. CORNICK, MARKET CONDUCT AND MUTUAL FUNDS MANAGER AND ASSISTANT SECRETARY
(35)

5400 University Avenue
West Des Moines, Iowa 50266

    Market Conduct and Mutual Funds Vice President and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

KRISTI ROJOHN, ASSISTANT SECRETARY (33)

5400 University Avenue
West Des Moines, Iowa 50266

    Senior Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

ELAINE A. FOLLOWWILL, ASSISTANT SECRETARY (25)

5400 University Avenue
West Des Moines, Iowa 50266

    Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

DONALD G. BARTLING, TRUSTEE (68)

Box 104
Herman, Nebraska 68029

    Farmer; Partner, Bartling Brothers Partnership (farming business) and BBK (farming partnership); Director, Papio Missouri River Natural Resources District.

JOHN R. GRAHAM*, TRUSTEE (50)

1512 Country Club Place
Manhattan, Kansas 66502

    Executive Vice President, Kansas Farm Bureau, Kansas Farm Bureau Services, Kansas Agricultural Marketing Association, FB Services Insurance Agency, Kansas Farm Bureau Life Insurance Company, The Farm Bureau Mutual Insurance Company, Inc., Kansas Farm Bureau Reinsurance Company and KFB Insurance Company, Inc.; Chairman, Chief Executive Officer and Director, FB Capital Management, Inc. of Kansas; Director, National Association of Independent Insurers, Didde Corporation, Farm Bureau Mutual Insurance Agency of Kansas and Kansas State Travel Agency, Inc., Partner, Arthur-Graham Rental Properties, CM Brass and G&H Real Estate Investments; Trustee, Master Teacher Employee Benefit Pension Trust.

ERWIN H. JOHNSON, TRUSTEE (53)

1841 March Avenue
Charles City, Iowa 50616

    Farmer; Owner and Manager, Center View Farms, Co.; Director, First Security Bank and Trust Co., Charles City, Iowa; Farm Associate, Iowa State University Cooperative Extension Service; Voting Delegate, Former President and Director, Floyd County Farm Bureau.

ANN JORGENSEN, TRUSTEE (55)

R.R. 1, Box 43
Garrison, Iowa 52229

    Private Investor; Farm and Business Management; Partner, Jorg-Anna Farms; President and Founder, Farm Home Offices; Vice President, Timberlane Hogs Ltd.; Director, Iowa Department of Economic Development; Chairperson, Rural Development Council; Member, Iowa Agriculture Products Advisory Council; Secretary, Iowa Public Television Foundation; Iowa Freedom International Foundation, Friends of the U.I.H.C.; Former Director and Chairperson, Iowa's Alcoholic Beverage Control Commission; Former Regent, State of Iowa Board of Regents; Former Director, Iowa Public Television and University of Iowa Hospitals and Clinics.

DALE W. NELSON, TRUSTEE (76)

4216 Patricia Drive
Des Moines, Iowa 50322

    Retired, Former Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation and affiliated companies; Former Senior Vice President, Secretary-Treasurer and Director, FBL Money Market Fund, Inc. and FBL Series Fund, Inc.

CURTIS C. PIETZ, TRUSTEE (64)

R. R. 3  Box 79
Lakefield, Minnesota  65150

    Farmer; Director and Part Owner, Storden Seed and Chemical Service, Inc.; Director, Minnesota Rural Finance Authority; Former President, Jackson County Farm Bureau; Former Chairman and Director, Southwest Farm Management Association; Director, F.C.S.; Former Program Evaluator, Minnesota Department of Vocational Education.

The officers and trustees of the Fund also serve in similar capacities as officers and directors of FBL Money Market Fund, Inc. and FBL Series Fund, Inc. Several of the officers and trustees are also officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the trustees who is not affiliated with the Adviser will be compensated by the Fund. Each of these unaffiliated trustees will receive a fee of $115 plus expenses for each trustees' meeting attended. For the fiscal year ended December 31, 1995, trustees fees paid by the Fund totaled $2,760.

                            TABLE OF TRUSTEE COMPENSATION


                                            Pension and
                                            Retirement Benefits    Total Compensation
                   Aggregate Compensation   Accrued as Part of     from all funds in
Name of Trustee    From the Fund            Fund Expenses          the FBL Family
---------------    ----------------------   -------------------    ------------------

Mr. Bartling         $  460.00                  $0                $1,380.00
Mr. Graham              460.00                   0                 1,380.00
Mr. Johnson             460.00                   0                 1,380.00
Ms. Jorgensen           460.00                   0                 1,380.00
Mr. Nelson              460.00                   0                 1,380.00
Mr. Pietz               460.00                   0                 1,380.00
Mr. Wiederstein           0                      0                     0
Mr. Morain                0                      0                     0
Mr. Maahs                 0                      0                     0


Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

                                  INVESTMENT ADVISER

         The following information supplements the information set forth in the Prospectus under the heading "Management of the Fund -- Investment Adviser." Pursuant to an Investment Advisory and Management Services Agreement dated April 6, 1987 ("Agreement"), FBL Investment Advisory Services, Inc. ("Adviser") acts as the Fund's investment adviser and manager, subject to the review of the Board of Trustees. The Adviser is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of Farm Bureau Life Insurance Company, an Iowa insurance company, 100% of whose outstanding shares are in turn owned by FBL Financial Group, Inc. (formerly Farm Bureau Multi-State Services, Inc.), an Iowa corporation, 64% of whose outstanding voting stock is owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: FBL Money Market Fund, Inc. and FBL Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

         The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

         Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objectives and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the Declaration of Trust, the Fund's by-laws, the Investment Company Act of 1940 and applicable requirements of the Internal Revenue Code; (ii) the Portfolio's investment objectives, policies and restrictions; and (iii) such policies and instructions as the Board of Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as trustees, officers or agents of the Fund if duly elected to such positions.

         The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described in the Prospectus.

         The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; stock certificates; miscellaneous reports; membership dues; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospec-tuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent public auditors, legal counsel, custodian, transfer and dividend disbursing agent and any registrar; fees of trustees who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto. See "Underwriting and Distribution Expenses" and "Other Information -- Accounting Services" for a description of certain other Fund expenses.

         The Agreement was approved on March 13, 1987, by the Board of Trustees, and on August 21, 1990, by Farm Bureau Life Insurance Company, pursuant to voting instructions of policyowners, as sole Shareholder of the Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio and the Money Market Portfolio. An amendment to the Agreement to extend the Agreement to the Blue Chip Portfolio was approved by the Board of Trustees on August 21, 1990, reapproved on August 15, 1991 and approved by Shareholders of that Portfolio on November 13, 1991 pursuant to instructions from variable life insurance policyowners indirectly invested in the Portfolio. Unless earlier terminated as described below, the Agreement will continue in effect until October 15, 1996. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those Trustees who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of such Portfolio.

         The Agreement will be deemed to have been approved or disapproved by the Shareholders of any Portfolio, if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding
(a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

         The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the

Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

         For the fiscal years ended December 31, 1995, 1994 and 1993, the advisory and management fee expense was $65,647, $39,952 and 20,057 respectively, for the Growth Common Stock Portfolio; $8,481, $7,489 and $9,580 respectively, for the High Grade Bond Portfolio; $23,073, $21,507 and $21,702 respectively, for the High Yield Bond Portfolio; $65,457, $43,500 and $23,012 respectively for the Managed Portfolio; $8,050, $8,173, and $7,359 respectively, for the Money Market Portfolio; and $9,533, $4,895 and $3,229 respectively, for the Blue Chip Portfolio.

         The Adviser has also agreed to reimburse any Portfolio of the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect for as long as the Investment Advisory Agreement remains in effect and cannot be changed without a shareholder vote. In addition, the Adviser has agreed for the 1996 fiscal year to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed .55%. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1996. The agreement to reimburse any Portfolio to the extent any operating expenses exceed .55% also applied to fiscal years ended 1995 and 1994.

                        UNDERWRITING AND DISTRIBUTION EXPENSES

         Pursuant to an Underwriting Agreement ("Underwriting Agreement"), the Adviser also serves, without compensation from the Fund, as the principal underwriter and sole distributor of the Fund's shares. Under the terms of the Underwriting Agreement, the Adviser is not obligated to sell any specific number of shares. The Agreement was approved on August 12, 1987, by the Board of Trustees, including a vote of a majority of the trustees who are not "interested persons" of either party to the Underwriting Agreement. Unless terminated earlier as described below, the Underwriting Agreement will continue in effect from year to year so long as its continuance is approved annually by (a) the vote of a majority of the trustees who are not parties to the Underwriting Agreement or "interested persons" of either party to the Underwriting Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of the Fund. The Underwriting Agreement may be terminated without penalty at any time upon six months' notice by either party, and will terminate automatically upon assignment. The Adviser has authority, pursuant to the Underwriting Agreement, to enter into similar contracts with other investment companies.

         Pursuant to the Underwriting Agreement, the Fund is responsible for the payment of all fees and expenses of registering its shares under federal and state securities laws. The Fund will also pay the fees and expenses incurred in connection with: (i) the preparation, printing and mailing of annual prospectuses to existing Shareholders; (ii) the preparation, printing and mailing of any notice, proxy statement, report, supplemental prospectus or other communications to Shareholders; and (iii) the printing and mailing of confirmations of purchases of shares. The Fund will also pay for certain other items, including, but not limited to, the following: any issue or initial transfer taxes; the wiring of funds for share purchases and redemptions (unless paid by the Shareholder who initiates the transaction); and the printing and postage of business reply envelopes. The above-described expenses will be allocated among the Portfolios on the basis of their respective net assets.

         The Adviser is obligated to pay for the printing (but not the typesetting) and distribution of prospectuses and statements of additional information to prospective VA contract and VLI policyholders, and the preparation, printing and distribution of any reports or other literature or advertising in connection with the offering of the shares. The Adviser will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. The Adviser will also pay for any activity which is primarily intended to result in the sale of shares of the Fund.

         The Adviser intends to enter into agreements with Participating Insurance Companies pursuant to which the Participating Insurance Companies will assume the Adviser's obligation to pay for the printing and distribution of prospectuses of the Fund in connection with the sale by the Participating Insurance Companies of VA contracts and VLI policies.

The Adviser continuously offers shares of each Portfolio of the Fund to the separate accounts of Participating Insurance Companies. Such shares will be sold at their respective net asset values and therefore will involve no sales charge.

         The Adviser also acts as principal underwriter and sole distributor of the shares of FBL Money Market Fund, Inc. and FBL Series Fund, Inc.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers.

         Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).

         If, in the judgment of the Adviser, the Fund or any Portfolio will be benefitted by such supplemental research services, the Adviser is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of portfolio transactions for the Fund.

The Fund paid brokerage commissions during the fiscal years ended December 31, 1995, 1994, and 1993 of $45,472, $41,247 and $10,200, respectively.


         The Portfolios may deal in some instances in securities which are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market." Where transactions are executed in the over-the-counter or "third market," the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

         Certain investments may be appropriate for certain of the Portfolios and for other clients advised by the Adviser. Investment decisions for the Portfolios and other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients on the same day. In such event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Trustees that the benefits available, because of the Adviser's organization, outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

                              PURCHASES AND REDEMPTIONS

         The following discussion supplements the discussion in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares."

         Shares of the Fund may be purchased only by the separate accounts of Participating Insurance Companies. (Please refer to the prospectuses for the VA contracts and the VLI policies for a description of how to purchase a contract or policy.)

         Shares of each Portfolio are sold at their respective net asset value next determined after an order for purchase and payment in proper form are received. Payment for shares is made in federal funds transmitted by wire on the next business day following the order for purchase.

         Shares of each Portfolio are redeemed at their respective net asset value next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for trading other than customary weekend and holiday closings; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of such Portfolio's securities, or determination of the net asset value of such Portfolio, is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of Shareholders. In such event, redemption will be effected at the net asset value next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received prior to the day of such determination of net asset value.

                                   NET ASSET VALUE

         The following supplements the discussion in the Prospectus under the heading "Net Asset Value Information."

MONEY MARKET PORTFOLIO

         The net asset value per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market based values. Market values are obtained by using actual quotations provided by market makers, estimates of market value (provided the Board of Trustees has reviewed and approved the method of making such estimates), or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market based valuations were to occur, or if there were other deviations which the Board of Trustees believed would result in dilution or other unfair results material to Shareholders, the Board of Trustees would consider what action, if any, should be initiated.

         The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a Portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuation into consideration.

OTHER PORTFOLIOS

         The net asset value per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities other than money market instruments traded in the over-the-counter market are valued at the mean between closing bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account, and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net assets of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                        TAXES

         For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify and elects to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax and the four percent deductible federal excise tax, on the part of its net ordinary income and net realized capital gain which it distributes to Shareholders. To qualify for treatment as a "regulated investment company," each Portfolio must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains that are not ancillary to the Portfolio's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies. In addition, to qualify for treatment as a "regulated investment company," each Portfolio must derive less than 30 percent of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. In order to meet the 30 percent requirement, a Portfolio may be required to defer disposing of certain futures contracts and underlying securities beyond the time when it might otherwise be advantageous to do so.

         Since the Shareholders of the Fund will be the separate accounts of the Participating Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the holders of VA contracts or VLI policies, see the prospectuses for such contracts or policies.

         The discussion under "Taxes and Distributions" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. The above discussion covers only Federal tax considerations with respect to the Fund. State and local taxes vary.

                             DIVIDENDS AND DISTRIBUTIONS

         The following supplements the discussion of dividends and distributions in the Prospectus under the heading "Taxes and Distributions."

MONEY MARKET PORTFOLIO

         The Portfolio declares dividends of all its daily net investment income on each day the Portfolio's net asset value per share is determined. Dividends are payable monthly and are automatically reinvested and distributed monthly on the last business day of each month in full and fractional shares of the Portfolio at the then-current net asset value unless a Shareholder requests payment in cash.

         Net investment income, for dividend purposes consists of (1) accrued interest income, plus or minus (2) amortized purchase discount or premium, plus or minus (3) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (4) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as the portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS

         The Portfolios declare dividends of all their investment income on each day the Portfolio's Net Asset Value is determined. Dividends are automatically reinvested and distributed monthly on the last business day of each month. Any short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

OTHER PORTFOLIOS

         It is the policy of the Growth Common Stock, Blue Chip and Managed Portfolios to distribute at least annually substantially all their net investment income, if any, and any net realized capital gains.

         Both dividend and capital gain distributions will be made in shares of such Portfolio unless a Shareholder requests payment in cash.

                               PERFORMANCE INFORMATION

         As described in the Prospectus, a Portfolio's historical performance or return may be shown in the form of "average annual total return" and "total return" in the case of all Portfolios except the Money Market Portfolio; "yield" in the case of the High Yield Bond and High Grade Bond Portfolios; and "yield" and "effective yield" in the case of the Money Market Portfolio. These various measures of performance are described below.

         Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio over the specified period. Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the net asset value.

         A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $10,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Standardized average annual total return figures for various periods are set forth in the tables below.

         Calculation of a Portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $10,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the tables below.

         The yield for a Portfolio other than the Money Market Portfolio is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Securities and Exchange Commission. Based upon the 30-day period ended December 31, 1995 the High Grade Bond Portfolio's yield was 7.44% and the High Yield Bond Portfolio's yield was 9.68%. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                            6
         Yield = 2[(a-b + 1)  -1]
                    ---
                    cd

         a =  dividends and interest earned during the period.

         b =  expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d =  the offering price per share on the last day of the period.

         In computing yield, the Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

         The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365 and the resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

         The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the power of 365/7] -1.

         The Money Market Portfolio's yield and effective yield for the seven-day period ending December 31, 1995 were 5.60% and 5.76%, respectively.

         A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value, and return and net asset value will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost.

         The figures below show performance information for various periods ended December 31, 1995. The rate of return for a Portfolio should be distinguished from the rate of return of a corresponding subaccount of a separate account of a Participating Insurance Company, whose rate will reflect the deduction of additional charges, including a mortality and expense risk charge, and, if calculated for corresponding periods, would be lower. VA contract and VLI policyowners should consult the prospectus for such contract or policy.

                          AVERAGE ANNUAL TOTAL RETURN TABLE
                          FOR PERIOD ENDED DECEMBER 31, 1995


                                                           Standardized Average
Portfolio                                                  Annual Total Return
---------                                                   --------------------
Growth Common Stock
    Life of Portfolio (1)                                           8.58%
    Five-Year                                                      14.12%
    One-Year                                                       25.87%

High Grade Bond
    Life of Portfolio (1)                                           9.99%
    Five-Year                                                       9.36%
    One-Year                                                       14.26%

High Yield Bond
    Life of Portfolio (1)                                          11.39%
    Five-Year                                                      13.83%
    One-Year                                                       15.15%

Managed
    Life of Portfolio (1)                                          11.01%
    Five-Year                                                      13.84%
    One-Year                                                       25.69%

Blue Chip (2)
    Life of Portfolio                                              17.72%
    Five-Year                                                      17.15%
    One-Year                                                       32.81%


                                  TOTAL RETURN TABLE
                          FOR PERIOD ENDED DECEMBER 31, 1995


Portfolio                                                        Total Return
---------                                                        ------------

Growth Common Stock
    Life of Portfolio (1)                                           96.50%
    Five-Year                                                       93.58%
    One-Year                                                        25.87%

High Grade Bond
    Life of Portfolio (1)                                          118.55%
    Five-Year                                                       56.39%
    One-Year                                                        14.26%


---------------------
(1) The Growth Common Stock, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on October 15, 1987

(2) The Blue Chip Portfolio commenced operations on October 15, 1990.


High Yield Bond
    Life of Portfolio (1)                                          142.48%
    Five-Year                                                       91.12%
    One-Year                                                        15.15%

Managed
    Life of Portfolio (1)                                          135.80%
    Five-Year                                                       91.16%
    One-Year                                                        25.69%

Blue Chip (2)
    Life of Portfolio                                              134.02%
    Five-Year                                                      120.61%
    One-Year                                                        32.81%


---------------------
(1) The Growth Common Stock, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on October 15, 1987

(2) The Blue Chip Portfolio commenced operations on October 15, 1990.

                              SHAREHOLDER VOTING RIGHTS

         All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of Shareholders. As permitted by Massachusetts law, there will normally be no meetings of Shareholders for the purposes of electing trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by Shareholders. At that time, the Trustees then in office will call a Shareholders' meeting for the election of Trustees. The Trustees must call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10 percent of the outstanding shares of the Fund. At such a meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares of the Fund have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the Shareholders. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations, or to the regulated investment company provisions of the Internal Revenue Code, or to designate and establish additional Portfolios, may be made by the Trustees without the vote or consent of the Shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

         In matters which only affect a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (i) the matter has not been approved by a majority vote of any other Portfolio; or (ii) the matter has not been approved by a majority vote of the Fund.

                                   CONTROL PERSONS

         Farm Bureau Life Insurance Company ("Farm Bureau"), an Iowa corporation, through its Variable Accounts will own all of the Fund's outstanding shares, other than the shares of the Fund purchased for investment by Farm Bureau through its general account to get the Portfolios of the Fund started and any additional shares acquired by Farm Bureau through reinvestment of dividends on those shares.

         Because Farm Bureau owns the shares of the Fund, the Fund is deemed to be controlled by Farm Bureau by nature of the definitions contained in the Investment Company Act of 1940. However, Farm Bureau will generally vote the shares of the Fund held by the Variable Account in accordance with instructions received from its VLI policyholders and VA contractholders. The shares held in Farm Bureau's general account will generally be voted in proportion to voting instructions received from Farm Bureau's VLI policyholders. Under certain circumstances, however, Farm Bureau may disregard voting instructions received from VLI policyholders.

                                  OTHER INFORMATION

CUSTODIAN

         Bankers Trust Company, Global Assets-Insurance Group, 16 Wall Street, New York, N.Y., 10005, is the custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

INDEPENDENT AUDITORS

         The Fund's independent auditors for the current fiscal year are Ernst
& Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

ACCOUNTING SERVICES

         The Fund has entered into an accounting services agreement with FBL Investment Advisory Services, Inc. ("FBL"), pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of 0.05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal year ended December 31, 1995, the aggregate amount of such fees paid to FBL was $19,961.

DIVIDEND DISBURSING AND TRANSFER AGENT

         FBL Investment Advisory Services, Inc., serves as the Fund's dividend disbursing and transfer agent.

LEGAL MATTERS

         The firm of Sutherland, Asbill & Brennan, Washington, D.C., is counsel for the Fund. The legal validity of the shares described in the Prospectus and this Statement of Additional Information and certain matters pertaining to federal securities laws have been passed upon by Sutherland, Asbill & Brennan.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                                 FINANCIAL STATEMENTS

         The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of FBL Variable Insurance Series Fund for the fiscal year ended December 31, 1995 are incorporated by reference. Additional copies of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.

         The unaudited financial statements of the Fund, including the notes thereto, contained in the Semi-Annual Report to Shareholders of FBL Variable Insurance Series Fund for the six-month period ended June 30, 1996 are incorporated by reference. Additional copies of such Semi-Annual Report to Shareholders may be obtained without charge by contacting the Fund.

                                        PART C

                                  OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements:

         The following financial statements are filed as part of this Registration Statement.

Included in Part A - Prospectus:

         Financial Highlights


Incorporated by reference in Part B - Statement of Additional Information:

      Annual Report to Shareholders

         Report of Independent Auditors
         Statements of Assets and Liabilities as of
              December 31, 1995
         Schedules of Investments as of December 31, 1995 Statements of Operations for the year ended
              December 31, 1995
         Statements of Changes in Net Assets for the year ended
              December 31, 1995
         Statements of Changes in Net Assets for the year ended
              December 31, 1994
         Notes to Financial Statements, December 31, 1995

      Semi-Annual Report to Shareholders
         Statements of Assets and Liabilities as of
              June 30, 1996
         Schedules of Investments as of June 30, 1996
         Statements of Operations for the period ended
              June 30, 1996
         Statements of Changes in Net Assets for the period ended
              June 30, 1996
         Statements of Changes in Net Assets for the year ended
              December 31, 1995
         Notes to Financial Statements, June 30, 1996

(b) Exhibits:

    1.   (a)  Declaration of Trust.*/

         (b)  Amendment to Declaration of Trust.**/

         (c)  Amendment to Declaration of Trust.***/

--------------------

*/    Incorporated herein by reference to the initial Form N-1A Registration
Statement (File No. 33-12791) filed with the Securities and Exchange Commission on March 20, 1987.

**/   Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registration Statement (File No. 33-12791) filed with the Securities and Exchange Commission on August 28, 1987.

***/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the N-1A Registration Statement (File No. 33-12791) filed with the Securities and Exchange Commission on April 29, 1991.

         (d)  Amendments to Declaration of Trust.****/

    2.   By-Laws of Registrant.*/

    3.   None.

    4.   None.

    5.   (a)  Investment Advisory and Management Services Agreement.***/

         (b)  Amendment to Investment Advisory Management Services
              Agreement.***/

    6. Underwriting Agreement between Registrant and FBL Investment Advisory Services, Inc.***/

    7.   None.

    8. Custodian Agreement between Registrant and Bankers Trust Company Des Moines, N.A.*****/

    9. (a) Dividend Disbursing and Transfer Agent Agreement between Registrant and FBL Investment Advisory Services, Inc.***/

         (b)  Fidelity Bond Joint Insureds Agreement.***/

         (c)  Joint Insureds DO & EO Agreement.

         (d)  (i)   Subscription Agreement.***/

              (ii)  Additional Subscription Agreement.***/

              (iii) Subscription Agreement for the Money Market
                    Portfolio.***/

              (iv)  Subscription Agreement for the Blue Chip Portfolio. ***/

------------------------

****/   Incorporated herein by reference to Post-Effective Amendment No. 7 to the N-1A Registration Statement (File No. 33-12791) filed with the Securities and Exchange Commission on April 29, 1992.

*****/ Incorporated herein by reference to Post-Effective Amendment No. 9 to the N-1A Registration Statement (File No. 33-12791) filed with the Securities and Exchange Commission on April 28, 1994.

         (e)  Participation Agreement.******/

         (f)  Accounting Services Agreement.***/

*   10.  Consent of Sutherland, Asbill & Brennan.

*   11.  Consent of Ernst & Young LLP.

    12.  None.

    13.  See Exhibits 9(d)(i) and 9(d)(ii).

    14.  None.

    15.  None.

    16.  Schedule for Computation of Performance Calculations.******/

*   27.1 Growth Common Stock Portfolio Financial Data Schedule

*   27.3 High Grade Bond Portfolio Financial Data Schedule

*   27.4 High Yield Bond Portfolio Financial Data Schedule

*   27.5 Managed Portfolio Financial Data Schedule

*   27.6 Money Market Portfolio Financial Data Schedule

*   27.7 Blue Chip Portfolio Financial Data Schedule


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         No person is controlled by the Registrant. All of the outstanding common stock of the Registrant is, or will be, owned by Farm Bureau Life Insurance Company ("Farm Bureau"), an Iowa life insurance corporation, Farm Bureau Life Variable Account and Farm Bureau Life Annuity Account, separate accounts of Farm Bureau which are registered as unit investment trusts under the Investment Company Act of 1940 (File Nos. 811-5068/33-12789 and 811-7974/33-67538). Farm Bureau is owned by FBL Financial Group, Inc. (formerly Farm Bureau Multi-State Services, Inc.), an Iowa corporation. 63.86% of the outstanding voting shares of FBL Financial Group, Inc. is owned by Iowa Farm Bureau Federation. Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county farm bureau organizations and their individual members. Therefore, various companies controlled by Iowa Farm Bureau Federation or otherwise affiliated with Farm Bureau, may be deemed to be under common control with the

------------------------

******/ Incorporated herein by reference to Post-Effective Amendment No. 3 to the N-1A Registration Statement (File No. 33-12791) filed with the Securities and Exchange Commission on April 30, 1990.

***/     Incorporated herein by reference to Post-Effective Amendment No. 6 to the N-1A Registration Statement (File No. 33-12791) filed with the Securities and Exchange Commission on April 29, 1991.

Registrant. These companies, together with the identity of the owners of their common stock, are set forth on a diagram incorporated herein by reference to item 26 of post-effective amendment number 3 to the Form N-4 registration statement filed with the Commission by Farm Bureau on May 1, 1996.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.




                                       Number of Record Holders
    Title of Class                         As of May 1, 1996
     ----------------                   ------------------------
Money Market Portfolio                           2
Growth Common Stock Portfolio                    2
High Grade Bond Portfolio                        2
Managed Portfolio                                2
High Yield Bond Portfolio                        2
Blue Chip Portfolio                              2



Item 27.  INDEMNIFICATION.

         See Article XI, Section 2 of the Registrant's Declaration of Trust, filed as Exhibit 1 to this Registration Statement, which provision is incorporated herein by reference to post-effective amendment No. 1 filed on August 28, 1987.

         The Investment Advisory and Management Services Agreement between the Registrant and the FBL Investment Advisory Services, Inc. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

         In addition, the Registrant maintains a directors and officers "errors and omissions" liability insurance policy under which the Registrant and its trustees and officers are named insureds.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceed ing) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and Registrant will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Registrant's investment adviser is FBL Investment Advisory Services, Inc. ("Adviser"). In addition to its services to Registrant as investment adviser, underwriter and transfer and dividend disbursing agent, all as set forth in parts A and B of this Registration Statement, the Adviser acts as adviser, underwriter, and shareholder service, transfer and dividend disbursing agent for FBL Money Market Fund, Inc., a diversified open-end management investment company, and FBL Series Fund, Inc., a diversified open-end series management investment company.

         The principal occupations of the principal executive officers and directors of the Adviser are their services as officers, directors and/or employees of FBL Financial Group, Inc. and the Iowa Farm Bureau
Federation and/or its affiliates as disclosed below. The address of FBL Financial Group, Inc. and the Federation and its affiliates is 5400 University Avenue, West Des Moines, Iowa 50266.

Name and Position(s)
    With Adviser
                        Principal Occupations
---------------------    ---------------------

Stephen M. Morain       Incorporated herein by reference to the Statement
Senior Vice President   of Additional Information (Part B) of this Registration
General Counsel         Statement.
and Director

William J. Oddy         Incorporated herein by reference to the Statement
Vice President, Chief   of Additional Information (Part B) of this Registration
Operating Officer,      Statement.
Assistant General
Manager and Director

Dennis M. Marker        Incorporated herein by reference to the Statement
Investment Vice         of Additional Information (Part B) of this Registration
President,              Statement.
Administration,
Secretary and Director

Richard D. Warming      Incorporated herein by reference to the Statement of
President and Director  Additional Information (Part B) of this Registration
                        Statement.

Thomas R. Gibson        Incorporated herein by reference to the Statement of
Executive Vice          Additional Information (Part B) of this Registration
President, General      Statement.
Manager and Director

Timothy J. Hoffman      Incorporated herein by reference to the Statement of
Vice President, Chief   Additional Information (Part B) of this Registration
Marketing Officer and   Statement.
Director

James W. Noyce          Incorporated herein by reference to the Statement of
Vice President, Chief   Additional Information (Part B) of this Registration
Financial Officer,      Statement.
Treasurer and Director

Sue A. Cornick          Incorporated herein by reference to the Statement of
Market Conduct and      Additional Information (Part B) of this Registration
Mutual Funds Vice       Statement.
President and Assistant
Secretary

Kristi Rojohn           Incorporated herein by reference to the Statement of
Senior Compliance       Additional Information (Part B) of this Registration
Assistant and Assistant Statement.
Secretary

Elaine A. Followwill    Incorporated herein by reference to the Statement of
Compliance Assistant    Additional Information (Part B) of this Registration
and Assistant Secretary Statement.

Roger Grefe,            Investment Management Vice President, Farm Bureau
Investment Management   Mutual Insurance Company, FBL Insurance Brokerage,
Vice President          Inc., Farm Bureau Life Insurance Company and Western
                        Farm Bureau Life Insurance Company. He holds other positions with various affiliates of the foregoing.

Lou Ann Sandburg,       Investment Vice President, Securities, Farm Bureau
Investment Vice         Mutual Insurance Company, FBL Insurance Brokerage,
President, Securities   Inc., Farm Bureau Life Insurance Company and Western
                        Farm Bureau Life Insurance Company. She holds other positions with various affiliates of the foregoing.

Robert Rummelhart,      Fixed-Income Vice President, Farm Bureau Mutual
Fixed-Income Vice       Insurance Company, FBL Insurance Brokerage, Inc., Farm
President               Bureau Life Insurance Company and Western Farm Bureau
                        Life Insurance Company. He holds other positions with various affiliates of the foregoing.

Joel H. Klisart         Investment Vice President, Real Estate, Farm Bureau
Investment Vice         Mutual Insurance Company, FBL Insurance Brokerage,
President, Real Estate  Inc., Farm Bureau Life Insurance Company and Western
                        Farm Bureau Life Insurance Company. He holds other positions with various affiliates of the foregoing.

Roger PJ Soener         Real Estate Vice President, Farm Bureau Mutual
Real Estate Vice        Insurance Company, FBL Insurance Brokerage, Inc., Farm
President               Bureau Life Insurance Company and Western Farm Bureau
                        Life Insurance Company. He holds other positions with various affiliates of the foregoing.

Stephen G. Hunter       Alternative Investment Manager, FBL Investment
Alternative             Advisory Services, Inc.
Investment Manager

Kathleen E. Kruidenier  Manager, Investment Services, FBL Investment Advisory
Manager, Investment     Services, Inc.
Services

Sharon M. Jerdee        Investment Accounting Manager, FBL Investment Advisory
Investment Accounting   Service, Inc.
Manager

Charles T. Happel       Portfolio Manager, FBL Marketing Services, Inc.
Portfolio Manager

Laura Kellen Beebe      Portfolio Manager, FBL Marketing Services, Inc.
Portfolio Manager

Item 29. PRINCIPAL UNDERWRITERS.

         (a) FBL Investment Advisory Services, Inc., the principal underwriter for Registrant, also acts as the investment adviser, principal underwriter and transfer and dividend disbursing agent for FBL Money Market Fund, Inc., and FBL Series Fund, Inc., both diversified open-end management investment companies.

         (b) The principal business address of each director and officer of the principal underwriter is 5400 University Avenue, West Des Moines, Iowa 50266. See Item 28 for information on the officers of FBL Investment Advisory Services, Inc.

         (c)  Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant and the offices of the Adviser, FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266.

Item 31. MANAGEMENT SERVICES.

         Inapplicable.

Item 32. UNDERTAKINGS.

         The Registrant undertakes to furnish, upon request and without charge, to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders.

                                      SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines and State of Iowa, on the 21st day of November, 1996.

                                       FBL VARIABLE INSURANCE SERIES FUND



                                       By  /s/ Edward M. Wiederstein
                                           -----------------------------------
                                           Edward M. Wiederstein
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Edward M. Wiederstein                                    November 21, 1996
---------------------------  President and Trustee           ------------------
Edward M. Wiederstein        (Principal Executive Officer)         (dated)


/s/ Richard D. Harris        Senior Vice President           November 21, 1996
---------------------------  Secretary-Treasurer and         ------------------
Richard D. Harris            Trustee (Principal Financial          (dated)
                             and Accounting Officer)


/s/ Stephen M. Morain        Senior Vice President General   November 21, 1996
---------------------------  Counsel, Assistant Secretary    ------------------
Stephen M. Morain            and Trustee                           (dated)


/s/ Donald G. Bartling       Trustee                         November 21, 1996
---------------------------                                  ------------------
Donald G. Bartling*                                                (dated)

/s/ John R. Graham           Trustee                         November 21, 1996
---------------------------                                  ------------------
John R. Graham*                                                    (dated)


/s/ Erwin H. Johnson         Trustee                         November 21, 1996
---------------------------                                  ------------------
Erwin H. Johnson*                                                  (dated)


/s/ Ann Jorgensen            Trustee                         November 21, 1996
---------------------------                                  ------------------
Ann Jorgensen*                                                     (dated)


/s/ Kenneth Kay              Trustee                         November 21, 1996
----------------------                                       ------------------
Kenneth Kay*                                                       (dated)


/s/ Curtis C. Pietz          Trustee                         November 21, 1996
----------------------                                       ------------------
Curtis C. Pietz*                                                   (dated)

*By /s/ Stephen M. Morain Attorney-in-Fact, pursuant to Power of Attorney.
    ---------------------
     Stephen M. Morain

                                  EXHIBIT INDEX


EX-27.1   Financial Data Schedule - Growth Common Stock Portfolio


EX-27.3   Financial Data Schedule - High Grade Bond Portfolio


EX-27.4   Financial Data Schedule - High Yield Bond Portfolio


EX-27.5   Financial Data Schedule - Managed Portfolio


EX-27.6   Financial Data Schedule - Money Market Portfolio


EX-27.7   Financial Data Schedule - Blue Chip Portfolio


EX-99.B10 Consent of Sutherland, Asbill & Brennan


EX-99.B11 Consent of Ernst & Young LLP